                                                                   EXHIBIT 10.11



                            STOCK PURCHASE AGREEMENT

                                  by and among

            JERRY O. GRAYSON, MICHAEL A. MATHON AND BECKER PARTNERS

                                 as "Sellers,"

                BECKER ST. PAUL CORPORATION AND KATHLEEN BECKER

                                 as "Partners,"

                          WALKER JONES EQUIPMENT, INC.

                                  as "Buyer,"

                                      and

                         M. J. STRUCKEL & COMPANY, INC.

                                as the "Company"

                                 July 29, 1998

                               TABLE OF CONTENTS

                                                                            Page
                                                                            ----
ARTICLE I
     DEFINITIONS .............................................................. 1
     -----------
     1.1     Defined Terms .................................................... 1
             -------------
     1.2     Other Defined Terms .............................................. 5
             -------------------

ARTICLE II
     SALE AND TRANSFER OF SHARES .............................................. 6
     ---------------------------
     2.1     Transfer of Shares ............................................... 6
             ------------------
     2.2     Purchase Price ................................................... 6
             --------------
     2.3     Holdback and Escrow Agreement .................................... 6
             -----------------------------
     2.4     Purchase Price Adjustments ....................................... 7
             --------------------------
     2.5     Transfer Taxes and Fees .......................................... 9
             -----------------------
     2.6     Closing of Books; Benefits and Risks of Ownership ............... 10
             -------------------------------------------------

ARTICLE III
     CLOSING ................................................................. 10
     -------
     3.1    Closing .......................................................... 10
            -------
     3.2    Conveyances at Closing ........................................... 10
            ----------------------

ARTICLE IV
     REPRESENTATIONS AND WARRANTIES OF SELLERS
     -----------------------------------------
     AND THE COMPANY ......................................................... 11
     ---------------
     4.1     Organization of the Company ..................................... 11
             ---------------------------
     4.2     Subsidiaries .................................................... 11
             ------------
     4.3     Authorization ................................................... 11
             -------------
     4.4     No Violation; Consents .......................................... 12
             ----------------------
     4.5     Capitalization .................................................. 12
             --------------
     4.6     Financial Statements ............................................ 13
             --------------------
     4.7     No Change in the Assets ......................................... 13
             -----------------------
     4.8     No Liabilities .................................................. 14
             --------------
     4.9     Assets; Absence of Encumbrances ................................. 14
             -------------------------------
     4.10    Real Property ................................................... 14
             -------------
     4.11    Receivables ..................................................... 16
             -----------
     4.12    Inventory ....................................................... 16
             ---------
     4.13    Equipment ....................................................... 16
             ---------
     4.14    Contracts and Commitments ....................................... 16
             -------------------------
     4.15    Books and Records ............................................... 17
             -----------------
     4.16    Litigation ...................................................... 18
             ----------
     4.17    Labor Matters ................................................... 18
             -------------
     4.18    Compliance with Law; Permits .................................... 18
             ----------------------------
     4.19    No Other Agreements to Sell the Company ......................... 19
             ---------------------------------------
     4.20    Proprietary Rights .............................................. 19
             ------------------

     4.21   Tax Matters ...................................................... 19
            -----------
     4.22   Employees and Employee Benefits .................................. 22
            -------------------------------
     4.23   ERISA Representations ............................................ 24
            ---------------------
     4.24   Compliance With Environmental Laws ............................... 27
            ----------------------------------
     4.25   Insurance ........................................................ 30
            ---------
     4.26   Affiliate Transactions ........................................... 30
            ----------------------
     4.27   No Brokers ....................................................... 30
            ----------
     4.28   Disclosure ....................................................... 31
            ----------

ARTICLE V
     INDIVIDUAL REPRESENTATIONS AND WARRANTIES
     -----------------------------------------
     OF EACH SELLER .......................................................... 31
     --------------
     5.1    Authorization..................................................... 31
            -------------
     5.2    Title to the Shares .............................................  31
            -------------------
     5.3    No Violation ..................................................... 31
            ------------

ARTICLE VI
     REPRESENTATIONS AND WARRANTIES OF BUYER ................................. 32
     ---------------------------------------
            Representations and Warranties of Buyer. ......................... 32
            ---------------------------------------

ARTICLE VII
     COVENANTS OF BUYER, THE COMPANY AND SELLERS ............................. 33
     -------------------------------------------
     7.1    Further Assurances................................................ 33
            ------------------
     7.2    Employee Matters.................................................. 33
            ----------------
     7.3    Environmental Assessments and Remediation......................... 34
            ------------------------------------------
     7.4    Conduct of Business Pending the Closing........................... 35
            ---------------------------------------
     7.5    Business Relationships............................................ 37
            ----------------------
     7.6    Public Announcements.............................................. 37
            --------------------

ARTICLE VIII
     CONDITIONS TO SELLERS' OBLIGATIONS....................................... 37
     ----------------------------------
     8.1    Representations, Warranties and Covenants......................... 37
            -----------------------------------------
     8.2    No Proceedings, Litigation or Laws................................ 37
            -----------------------------------
     8.3    Certificates...................................................... 38
            -------------
     8.4    Ancillary Agreements.............................................. 38
            ---------------------
     8.5    Buyer Corporate Governing Documents............................... 38
            -----------------------------------

ARTICLE IX
     CONDITIONS TO BUYER'S OBLIGATIONS........................................ 38
     ---------------------------------
     9.1    Representations, Warranties and Covenants......................... 38
            -----------------------------------------
     9.2    Consents.......................................................... 38
            --------
     9.3    No Proceedings or Litigation...................................... 38
            ----------------------------
     9.4    Opinion of Counsel................................................ 39
            ------------------
     9.5    Certificates...................................................... 39
            ------------
     9.6    Ancillary Agreements.............................................. 39
            --------------------
     9.7    Release of Encumbrances........................................... 39
            -----------------------

                                      ii

     9.8    No Material Changes............................................... 39
            -------------------
     9.9    Governing Documents............................................... 39
            -------------------
     9.10   Completion of Environmental Remediation........................... 39
            ---------------------------------------
     9.11   Financing......................................................... 39
            ---------
     9.12   Affiliate Transactions............................................ 40
            ----------------------
     9.13   Resignations...................................................... 40
            ------------
     9.14   Due Diligence Review.............................................. 40
            ---------------------
     9.15   Termination....................................................... 40
            ------------

ARTICLE X
     REPRESENTATIONS AND WARRANTIES; INDEMNIFICATION.......................... 40
     -----------------------------------------------
     10.1   Survival of Representations, Etc.................................. 40
            --------------------------------
     10.2   Indemnification................................................... 40
            ---------------
     10.3   Sellers' Representative........................................... 43
            -----------------------

 ARTICLE XI
     MISCELLANEOUS............................................................ 44
     -------------
     11.1   Certain Tax Matters............................................... 44
            -------------------
     11.2   Cooperation and Records Retention................................. 45
            ---------------------------------
     11.3   Negotiations...................................................... 45
            ------------
     11.4   Assignment........................................................ 45
            ----------
     11.5   Notices........................................................... 45
            -------
     11.6   Choice of Law..................................................... 47
            -------------
     11.7   Entire Agreement; Amendments and Waivers.......................... 48
            ----------------------------------------
     11.8   Multiple Counterparts............................................. 48
            ---------------------
     11.9   Expenses.......................................................... 48
            --------
     11.10  Invalidity........................................................ 48
            ----------
     11.11  Titles............................................................ 48
            ------
     11.12  Cumulative Remedies............................................... 48
            -------------------
     11.13  Arbitration....................................................... 48
            -----------
     11.14  Guarantor......................................................... 49
            ---------

                            STOCK PURCHASE AGREEMENT

     This Stock Purchase Agreement is entered into as of July 29, 1998 (the "Agreement") by and among Walker Jones Equipment, Inc., a Mississippi corporation ("Buyer"), The Becker Partnership, a Missouri general partnership ("Becker Partnership"), Michael A. Mathon ("Mathon") and Jerry O. Grayson ("Grayson") (the Becker Partnership, Mathon and Grayson each a "Seller" and collectively, the "Sellers"), Becker St. Paul Corporation, a Delaware corporation, and Kathleen Becker (each a "Partner" and collectively the "Partners"), M. J. Struckel & Company, Inc., a Missouri corporation (the "Company"), and Richard Becker ("Guarantor").

                                    RECITALS
                                    --------

     A. The Company is engaged in the businesses of equipment rental and sales.

     B.   The Partners are the sole general partners of the Becker Partnership.

     C. Sellers own of record and beneficially all of the issued and outstanding shares of capital stock of the Company (the "Shares").

     D. Buyer desires to purchase from Sellers, and Sellers desire to sell to Buyer, all of the Shares upon the terms and subject to the conditions of this Agreement, whereupon Buyer will own all of the capital stock in the Company.

     E. Guarantor agrees to guarantee the obligations of the Becker Partnership under this Agreement.

                                   AGREEMENT
                                   ---------

     NOW THEREFORE, in consideration of the mutual covenants and promises contained herein and for other good and valuable consideration, the receipt and adequacy of which is hereby acknowledged, the parties hereto agree as follows:

                                   ARTICLE I
                                  DEFINITIONS
                                  -----------

      1.1 Defined Terms.  As used herein, the terms below shall have the
          -------------
following meanings. Any of such terms, unless the context otherwise requires, may be used in the singular or plural, depending upon the reference.

          1.1.1  "Affiliate" shall have the meaning set forth in the Exchange
                  ---------
Act.

          1.1.2  "Adjusted GAAP" shall mean generally accepted accounting
                  -------------
principles applied on a basis consistent with those used by the Company in the past.

          1.1.3  "Agreement" shall have the meaning specified in the first
                  ---------
paragraph of this Agreement.

          1.1.4  "Ancillary Agreements" shall mean the Employment and
                  --------------------
Noncompetition Agreements of Michael A. Mathon, Jerry Grayson and Richard Becker, the Lease between Buyer, each of RCB Investments, Inc. and Earth City Investments, Inc. and the Escrow Agreement among the parties hereto and Mercantile Bank, N.A.

          1.1.5  "Buyer" shall have the meaning specified in the first paragraph
                  -----
of this Agreement.

          1.1.6  "Company" shall have the meaning specified in the first
                  -------
paragraph of the Agreement.

          1.1.7  "Code" shall mean the Internal Revenue Code of 1986, as
                  ----
amended, and the rules and regulations promulgated thereunder.

          1.1.8  "Commission" shall mean the Securities and Exchange Commission.
                  ----------

          1.1.9  "Company" shall have the meaning specified in the first
                  -------
paragraph of this Agreement, and shall include its Subsidiaries, except where the context requires otherwise or except where otherwise defined.

          1.1.10  "Contract" shall mean any agreement, contract, note, bond,
                   --------
mortgage, indenture, loan, evidence of indebtedness, lease, sublease, permit, purchase order, letter of credit, franchise agreement, undertaking, covenant not to compete, employment agreement, license, instrument, arrangement, obligation or commitment to which the Company is a party or is bound or to which its assets or properties are subject, whether oral or written.

          1.1.11  "Effective Date Balance Sheet" shall mean the balance sheet of
                   ----------------------------
the Company dated as of June 30, 1998 and attached hereto as Schedule 1.1.11.
                                                             ---------------

          1.1.12  "Effective Date" shall mean July 1, 1998.
                   --------------

          1.1.13  "Encumbrance" shall mean any claim, lien, pledge, charge,
                   -----------
easement, security interest, deed of trust, mortgage, option, right of first refusal, preemptive right, right-of-way, patent reservation, encroachment, building or use restriction, conditional sales agreement, encumbrance or other right of third parties, whether voluntarily incurred or arising by operation of law, and includes, without limitation, any agreement to give any of the foregoing in the future, and any contingent sale or other title retention agreement or lease in the nature thereof.

          1.1.14  "Equipment" shall mean all of the furniture, fixtures,
                   ---------
furnishings, rental fleet, machinery, automobiles, trucks, spare parts, tools, supplies, equipment, telephones, office equipment, signs and other tangible personal property owned or used by the Company.

          1.1.15  "ERISA" shall mean the Employee Retirement Income Security Act
                   -----
of 1974, as amended.

          1.1.16  "Escrow Agent" shall mean the entity designated by Buyer and
                   ------------
Sellers to act as escrow agent under the Escrow Agreement.

          1.1.17  "Escrow Agreement" shall mean that certain Escrow Agreement,
                   ----------------
dated as of the Closing Date, by and among Buyer, Sellers and the Escrow Agent of even date herewith.

          1.1.18  "Exchange Act" shall mean the Securities Exchange Act of 1934,
                   ------------
as amended, and the rules and regulations promulgated thereunder.

          1.1.19  "Facilities" shall mean the rental yards, stores, buildings,
                   ----------
offices, maintenance and storage facilities, shops, plants, warehouses, improvements and other structures, together with all related fixtures located at 645 Leffingwell, Kirkwood, MO 63122; 4609 Crossroads Industrial Drive, St. Louis, MO 63045; 1701 East Street; Bloomington, IL 61701; and 3360 Oakshire Drive, Scott City, MO 63780.

          1.1.20  "GAAP" shall mean generally accepted accounting principles.
                   ----

          1.1.21  "including" shall mean including without limitation by reason
                   ---------
of enumeration.

          1.1.22  "Inventory" shall mean all of the Company's inventory held for
                   ---------
resale and all of the Company's new repair or replacement parts, supplies and packaging items and similar items, in each case wherever the same may be located.

          1.1.23  "Leased Real Property" shall mean all real property and
                   --------------------
improvements thereon leased, subleased or otherwise occupied, under assignment or subassignment of a lease by the Company, including all rights, easements and privileges appertaining or relating thereto.

          1.1.24  "March 31, 1998 Balance Sheet" shall mean the unaudited
                   ----------------------------
balance sheet of Company dated March 31, 1998, and attached hereto as Schedule
                                                                      --------
1.1.24.
------

          1.1.25  "Material Adverse Effect" or "Material Adverse Change" shall
                   -----------------------      -----------------------
mean any material adverse effect or change in the financial condition, assets or liabilities of the Company or on the ability of the Sellers or the Company to consummate the transactions contemplated hereby, or any event, condition or state of facts which could reasonably be expected with the passage of time, to constitute a "Material Adverse Effect" or "Material Adverse Change."

          1.1.26  "Net Worth" shall be the net worth of the Company as set forth
                   ---------
in the March 31, 1998 Balance Sheet which is set forth on Schedule 1.1.26.
                                                          ---------------
          1.1.27  "Owned Real Property" shall mean all real property and
                   -------------------
improvements thereon owned, by the Company or any Affiliate of Company, Sellers or the Partners used, in connection with or doing business with the Company, including all rights, easements and privileges appertaining or relating thereto.

          1.1.28  "Partners" shall have the meaning specified in the first
                   --------
paragraph of the Agreement.

          1.1.29  "Permits" shall mean all licenses, permits, franchises,
                   -------
approvals, notifications, authorizations, consents or orders of, or filings with, any governmental agency or authority, whether foreign, federal, state or local, or any other person, necessary or desirable for the past, present or presently anticipated conduct of, or relating to the operation of, the Company, its business or assets.

          1.1.30  "Person" shall mean any natural person, corporation, general
                   ------
or limited partnership, limited liability company, trust, sole proprietorship, or other entity, organization or association of any kind.

          1.1.31  "Real Property" shall mean the Leased Real Property and Owned
                   -------------
 Real Property (as such terms are herein defined).

          1.1.32  "Rental and Non-Rental Asset Listing" shall mean the asset
                   -----------------------------------
listing attached as Schedule 2.4.2 hereto, listing all assets of the Company as
                    --------------
of the Closing Date.

          1.1.33  "Representative" shall mean any officer, director, principal,
                   --------------
partner, manager, member, attorney, agent, employee or other representative.

          1.1.34  "Securities Act" shall mean the Securities Act of 1933, as
                   --------------
amended, and the rules and regulations promulgated thereunder.

          1.1.35  "Sellers" shall have the meaning specified in the first
                   -------
paragraph of this Agreement.

          1.1.36  "Shares" shall have the meaning specified in Recital B.
                   ------

          1.1.37  "Subsidiary" shall mean any person in which the Company or any
                  ------------
of its subsidiaries controls fifty percent (50%) or more of the voting equity interest.

          1.1.38  "Tax or Taxes" shall mean any federal, state, provincial,
                  --------------
local, foreign, or other income, alternative, minimum, accumulated earnings, personal holding company, franchise, capital stock, net worth, capital, profits, windfall profits, gross receipts, value added, privilege, sales, use, goods and services, excise, customs duties, transfer, conveyance, mortgage, registration, stamp, documentary, recording, premium, severance, environmental (including taxes under Section 59A of the Code), real property, personal property, transfer, ad valorem, intangibles, rent, occupancy, license, occupational, employment, unemployment insurance, social security, disability, workers' compensation, payroll, health care, registration, withholding, estimated, or other similar tax, duty, or other governmental charge or assessment or deficiencies thereof (including all interest and penalties thereon and additions thereto, whether disputed or not).

          1.1.39  "Tax Return" shall mean any return, report, declaration, form,
                  ------------
report, claim for refund, or information return or statement relating to Taxes, including any schedule or attachment thereto, and including any amendment thereof.

       1.2   Other Defined Terms.  The following terms shall have the meanings
             --------------------
ascribed to them in the Sections set forth below:


             Term                             Section
             -----                            -------
Actions.................................................... 4.16
Benefit Arrangement...................................... 4.22.1
CERCLA................................................... 4.24.1
Claim.................................................... 10.2.4
Claim Notice............................................. 10.2.4
Closing..................................................... 3.1
Closing Date................................................ 3.1
Consultant................................................ 7.3.1
Damages.................................................. 10.2.1
Employee Plans........................................... 4.22.1
Environmental Assessments................................. 7.3.1
Environmental Conditions................................. 4.24.9
Environmental Laws....................................... 4.24.1
ERISA Affiliate.......................................... 4.22.1
Escrow.................................................... 2.3.2
Financial Statements ....................................... 4.6
Hazardous Substance...................................... 4.24.1
Leases .................................................. 4.10.3
Multiemployer Plan....................................... 4.22.1


PBGC..................................................... 4.22.1
Pension Plan............................................. 4.22.1
Post Closing Environmental Liability..................... 10.2.1
Proprietary Rights....................................... 4.20.1
Purchase Price............................................ 2.2.1
RCRA..................................................... 4.24.1
Release.................................................. 4.24.1
Rental Ready........................................... 2.4.2(b)
Required Remediation...................................... 7.3.2
Retained Employees.......................................... 7.2
Short-Term Holdback Amount................................ 2.3.1
Welfare Plan............................................. 4.22.1


                                  ARTICLE II
                          SALE AND TRANSFER OF SHARES
                          ---------------------------


      2.1 Transfer of Shares.  Upon the terms and subject to the conditions
          ------------------
contained herein, at the Closing, Sellers will sell, convey, transfer, assign and deliver to Buyer, and Buyer will acquire from Sellers, the Shares, free and clear of all Encumbrances, for the consideration specified in Section 2.2.
                                                              -----------

      2.2 Purchase Price.
          --------------

          2.2.1  Purchase Price.   At the Closing, upon the terms and subject to
                 ---------------
the conditions set forth herein, Buyer shall pay to Sellers in consideration for the Shares the aggregate amount of Thirteen Million Seven Hundred Fifty Thousand Dollars ($13,750,000) in cash (the "Purchase Price"), such Purchase Price shall be paid to Sellers by wire transfer of immediately available funds to an account designated by Sellers.

          Notwithstanding the foregoing, the Purchase Price shall be subject to adjustment as set forth in Section 2.4 below, and payment of the Cash Purchase
                           -----------
Price shall be subject to the Short-Term Holdback Amount and the Escrow described in Section 2.3.
             ------------

          2.2.2  Allocation.  The Purchase Price (and the disbursement of the
                 ----------
Short-Term Holdback Amount and Escrow) shall be allocated among the Sellers pro rata in accordance with their ownership interest in the Company as set forth on
Schedule 4.5.
------------

      2.3  Holdback and Escrow Agreement.
           -----------------------------

          2.3.1  Short-Term Holdback Amount. At Closing, Buyer shall retain from
                 ---------------------------
the Purchase Price an aggregate of $2,085,000 to facilitate the potential purchase price adjustments contemplated by Section 2.4 (the "Short-Term Holdback
                                           -----------
Amount"). Of the Short-Term Holdback Amount, (i) $10,000 shall be allocated to the resolution of the Equipment adjustment of Section 2.4.2, (ii) $35,000 shall be allocated to the Inventory adjustment of Section 2.4.3, (iii) $0 shall be
                                            -------------
allocated to the resolution of the Tax adjustment of Section 2.4.4; (iv) $35,000
                                                     -------------
shall be allocated to the resolution of the Accounts Receivable adjustment of

Section 2.4.5; and (v) $5,000 shall be allocated to the resolution of the
-------------
Required Remediation pursuant to Section 6.3.  In addition to any other right or
                                 ------------
remedy of Buyer hereunder, if any portion of the Short-Term Holdback Amount proves to be insufficient for resolution of the matter subject to adjustment therein, Buyer may utilize a portion of the Short-Term Holdback Amount allocated to another matter to satisfy such deficiency. Buyer shall remit to Sellers the Short-Term Holdback Amount (less any amounts necessary to cover undisputed claims or unresolved adjustments pursuant to Section 2.4) upon resolution of
                                             -----------
such adjustments in accordance with Section 2.4 (or Section 6.3 with respect to
                                    -----------     -----------
the amount allocated to the Required Remediation).

          2.3.2  Escrow Agreement.  At Closing, Buyer shall deposit Two Million
                 -----------------
Dollars ($2,000,000) of the Purchase Price into an escrow account (the "Escrow"), subject to the terms and conditions of the Escrow Agreement executed of even date herewith as security to cover potential losses or other claims for which Buyer is entitled to indemnity or recovery hereunder. Further, the Escrow may be used to supplement any shortfall in the event that the Short-Term Holdback Amount is insufficient to cover any purchase price adjustment. Subject to any claims made against it, the Escrow shall be payable according to the installments set forth in the Escrow Agreement in each case subject to any claims made by Buyer or resolved in favor of Buyer. Earnings on funds held in Escrow shall be credited to the Sellers. Subject to Section 10.2.7 Buyer shall not be limited to the Escrow with respect to claims against Sellers in the event indemnity losses or claims exceed the amount of the Escrow. All costs of the escrow shall be paid by Buyer all as further provided in the Escrow Agreement.

      2.4  Purchase Price Adjustments.
           --------------------------

          2.4.1  Net Worth Adjustment.
                 ---------------------

                 (a) Prior to the Closing, the Sellers shall have delivered to Buyer the Effective Date Balance Sheet prepared in accordance with GAAP. The Effective Date Balance Sheet presents the Company's financial position consistent with mutually previously agreed upon adjustments. If there are any differences relating to the Effective Date Balance Sheet not resolved by this Closing Date, any disputed items will be separately listed and settled pursuant to the procedures set forth in Section 2.4.7 hereof.
                               -------------

                 (b) At Closing, the Purchase Price shall be subject to a dollar for dollar adjustment if and to the extent that the Net Worth set forth in the Effective Date Balance Sheet is less or more than the Net Worth set forth in the March 31, 1998 Balance Sheet, such upward adjustment is limited to the budgeted net income for the second quarter without allowance for taxes. If the Effective Balance Sheet is not considered final and mutually agreed to on the Closing Date, the Buyer shall adjust for any undisputed amount with the disputed difference held as pursuant to Section 2.3.1.

                 (c) The Purchase Price shall be increased by $7,838 per day, for each day from the Effective Date to the Closing Date.

                 (d)  Schedule 1.1.11 contains the Effective Date Balance Sheet
                      ---------------
and sets forth the adjustments mutually agreed to by the Sellers and the Buyer pursuant to this Section 2.4.1.
                 --------------

          2.4.2  Rental Ready, Missing or Non-Operating Equipment Adjustment.
                 ------------------------------------------------------------

                 (a) On or prior to the 10th business day following the Closing Date, personnel of Buyer and Sellers jointly shall complete a physical inventory of each item of Equipment comprising the Rental and Non-Rental Asset Listing, attached as Schedule 4.13, including by visiting renters' locations as necessary
            -------------
to inspect such equipment. Based upon such inventory, Buyer in consultation with Sellers will develop a schedule reconciling such inventory to Schedule
                                                                   --------
4.13, and within twenty (20) calendar days after the Closing, the Purchase Price
----
shall be adjusted based upon such reconciliation. To determine the adjustment of the Purchase Price for missing or inoperative equipment, the aggregate book value of missing or inoperative equipment (after credits for insurance reimbursements or customer charges for related damage) will be divided by the aggregate cost of equipment and the resulting factor applied to the aggregate original cost of missing or inoperative equipment in excess of $25,000.

                 (b) On or prior to the 10th business day following the Closing Date, the Purchase Price shall be reduced by the aggregate cost necessary to render all items of Equipment listed on Schedule 2.4.2 Rental Ready. For
                                        --------------
purposes of this Agreement, an item of equipment is "Rental Ready" only if it is free of deferred maintenance and it does not require any repairs in excess of $100 per item for items with a cost of less than $5,000, or $200 per item for items with a cost greater than or equal to $5,000.

                 (c) Any disputes as to the physical count or Rental Readiness of any item of equipment will, if possible, be resolved while the physical inventory of such equipment is being taken by Buyer and Sellers. Any disputes not resolved by the 30th business day following the Closing Date will be separately listed and settled pursuant to the procedures set forth in Section
                                                                      -------
2.4.7 hereof.
-----

          2.4.3  Inventory Adjustment.
                 ---------------------

                 (a) If not completed prior to the Closing, promptly following the Closing, Buyer will conduct a physical inspection of the Company's Inventory. The Purchase Price shall be reduced within thirty (30) calendar days of the Closing to the extent that the aggregate book value of the inventory as determined in the physical inventory (after giving effect to physical count, missing items, condition, saleability and obsolescence) is less than the book value therefore as set forth on the Effective Date Balance Sheet.

                 (b) Any disputes as to the physical count, condition, salability or obsolescence of any item of Inventory will, if possible, be resolved while such physical inventory is being taken. Any disputes regarding the foregoing not resolved by the 30th business day following the Closing Date will be separately listed and settled pursuant to the procedures set forth in
Section 2.4.7 hereof.
-------------

          2.4.4  Tax Adjustment.  Sellers shall bear all economic responsibility
                 ---------------
for Taxes relating to pre-Closing Date periods by accruing a sufficient amount to pay such Taxes. To the extent not reflected and accounted for on the March 31, 1998 Balance Sheet or Effective Date Balance Sheet, the Short-Term Holdback Amount shall include an amount sufficient to satisfy all liabilities of the Company relating to Taxes for each tax year of the Company ending on or prior to the Closing Date.

          2.4.5  Accounts Receivable Adjustment. The Effective Date Balance
                 -------------------------------
Sheet shall be reduced by a mutually agreed amount upon determining the uncollectible accounts receivable. Any accounts receivable not collected within one hundred twenty (120) calendar days after the Closing in excess of the reserve for doubtful accounts on the Effective Date Balance Sheet will be returned to the Sellers and deducted from the Short-Term Holdback Amount, and the balance of the Holdback Amount relating to the resolution of this Section
                                                                      -------
2.4.5, if any, shall be paid to Sellers not later than one hundred fifty (150)
-----
calendar days after the Closing Date.

          2.4.6  Liens.  At Closing, the assets of the Company shall be free and
                 ------
clear of all Encumbrances except those set forth in the Effective Date Balance Sheet.

          2.4.7  Disputes.  In the event of any disagreement between Buyer and
                 ---------
Sellers regarding the dollar amount of any such adjustment pursuant to this
Section 2.4, the Sellers and Buyer shall jointly select a nationally recognized
-----------
accounting firm not currently engaged by Buyer, Sellers or any Affiliate of either of them, to perform a review of the disputed items. Such reviewing firm's conclusions shall be final, binding and conclusive as to such matters. Sellers and Buyer will share equally the fees and expenses of such review.

      2.5  Transfer Taxes and Fees.  Sellers shall be responsible for any
           -----------------------
documentary and transfer taxes and any sales, use or other taxes imposed by reason of the transfer of Shares provided hereunder and any deficiency, interest or penalty asserted with respect thereto. Sellers shall pay the fees and costs of recording or filing all UCC termination statements and other releases of Encumbrances, and any fees or costs in obtaining any necessary consents.

      2.6  Closing of Books; Benefits and Risks of Ownership.  The transactions
           -------------------------------------------------
contemplated by this Agreement shall be deemed effective as of the Effective Date, and all profits and losses of the Company from and after July 1, 1998, shall be solely for the account of, and inure solely to the benefit or detriment of, Buyer, except as otherwise set forth in this Agreement. The accounting books and records of the Company will be closed as of the close of business on June 30, 1998. Seller shall operate the Company subject to and pursuant to the requirements of this Agreement by, from and after July 1, 1998, until such time as this Agreement is terminated or closed. Without the consent of Buyer, until the Closing Date, the Company or Seller shall not repurchase, sell or transfer any Shares, make or declare any dividends or make other distributions to shareholders or otherwise take any action restricted under this Agreement.

                                  ARTICLE III
                                    CLOSING
                                    -------

      3.1 Closing.  The Closing of the transactions contemplated herein (the
          -------
"Closing") shall be held on July 29, 1998 or at a time and place as the parties shall mutually agree (the "Closing Date").

      3.2 Conveyances at Closing.
          ----------------------

          3.2.1  Sellers' Delivery Obligations.  To effect the sale and transfer
                 -----------------------------
of the Shares, Sellers will, at the Closing, execute (or cause to be executed by any other party thereto other than Buyer) and deliver to Buyer:

                 3.2.1.1 certificates evidencing the Shares, free and clear of any Encumbrances, duly endorsed in blank for transfer or accompanied by stock powers duly executed in blank;

                 3.2.1.2 all Ancillary Agreements, including those required to be executed by any of the Sellers;

                 3.2.1.3 all certificates, opinions of counsel and other documents described in Article IX; and
                       ----------

                 3.2.1.4 third party consents required for the valid transfer of the Shares as contemplated by this Agreement, or for the continued operation of the business of the Company following such transfer.

          3.2.2  Buyer's Delivery Obligations.  To effect the sale and transfer
                 ----------------------------
referred to in Section 2.1 hereof, Buyer will, at the Closing, execute and
               -----------
deliver to Sellers:

               3.2.2.1  the Purchase Price;

               3.2.2.2 all Ancillary Agreements required to be executed by Buyer; and

               3.2.2.3 all certificates, opinions of counsel and other documents described in Article VIII.
                       ------------

          3.2.3  Form of Instruments.  To the extent that a form of any document
                 -------------------
to be delivered hereunder is not attached as an Exhibit hereto, such documents shall be in form and substance, and shall be executed and delivered in a manner, reasonably satisfactory to the recipient.

                                   ARTICLE IV
                   REPRESENTATIONS AND WARRANTIES OF SELLERS
                   -----------------------------------------
                                AND THE COMPANY
                                ---------------

     Sellers and the Company hereby, jointly and severally, represent and warrant to Buyer as follows, which representations and warranties, including the schedules referenced herein which relate to the representations and warranties in the Section of the Agreement to which they expressly relate and to any representation or warranty in this Agreement (regardless of whether or not such other Section is specifically identified therein), are, as of the Closing Date, true and correct:

      4.1 Organization of the Company.  The Company is a corporation duly
          ---------------------------
organized, validly existing and in good standing under the laws of the State of Missouri. Copies of the Articles of Incorporation and Bylaws of the Company, and all amendments thereto, heretofore delivered to Buyer are accurate and complete as of the date hereof and are currently in effect without further amendment thereto, except as set forth therein. Except as set forth on Schedule
                                                                        --------
4.1, the Company is duly qualified or licensed to do business in each
---
jurisdiction in which ownership of property, the employment of personnel or the conduct of its business requires such qualification except where the failure to be so qualified would not have a Material Adverse Effect.

      4.2 Subsidiaries.  The Company has no Subsidiaries.
          ------------

      4.3 Authorization.  The Company has full power and authority (corporate,
          -------------
fiduciary or other) to enter into this Agreement and the Ancillary Agreements, as the case may be, and to carry out the transactions contemplated hereby and thereby, and the board of directors, trustees, or any governing body or person of the Company and has taken all action required by law, its charter or other governing documents, as the case may be, or otherwise, to be taken by it to authorize the execution, delivery and performance of this Agreement and the Ancillary Agreements, as the case may be, and the consummation of the transactions contemplated hereby and thereby. This Agreement is, and the Ancillary Agreements, when executed will be, the legal, valid and binding obligations of the Company or other parties thereto (other than Buyer), enforceable against each of them in accordance with their respective terms. A copy of the resolutions of the Company's board of directors and stockholders authorizing this Agreement and the related transactions are attached hereto as Schedule 4.3.
                   ------------

      4.4  No Violation; Consents.  None of the execution, delivery and
           ----------------------
performance of this Agreement and the Ancillary Agreements nor the consummation of the transactions contemplated hereby and thereby will (i) violate any provision of the Articles of Incorporation or Bylaws of the Company, (ii) violate, result in a breach of, conflict with, or constitute a default (or an event which, with the giving of notice or lapse of time or both, would constitute a default) or give to others any right of termination, amendment, acceleration, suspension, revocation or cancellation with respect to, any Contract to which any Sellers or the Company is a party or by which any of the Shares or any of the assets or properties of the Company are bound or affected,
(iii) result in the creation or imposition of any Encumbrance upon any of the Shares or any property or assets of the Company under any Contract to which the Company is a party or by which the Company is bound or affected, or to which the property of the Company is subject, or (iv) violate, conflict with or result in the breach of any statute or law or any judgment, decree, order, regulation or rule of any court or governmental authority to which any Sellers, the Company, or any of their properties or assets are subject, which, in the case of the matters set forth in clauses (ii), (iii) or (iv) above would have a Material Adverse Effect on the Company. Except as set forth on Schedule 4.4, no action,
                                                       ------------
consent, approval or authorization by or filing with any person or entity, including, without limitation, any governmental authority, is required in connection with the execution, delivery and performance by the Company of this Agreement and the Ancillary Agreements, as the case may be, or the consummation by the Company of the transactions contemplated by each of them herein and therein.

      4.5 Capitalization.
          --------------

          4.5.1 The authorized equity securities of the Company consist solely of 30,000 shares of common stock, par value $1.00 per share, of which 6,250 shares are issued and outstanding and constitute the Shares.

          4.5.2 There are no shares of capital stock of the Company issued and outstanding (other than the Shares) and there are no shares of treasury stock. All Shares are validly issued, fully paid and nonassessable. None of the issued and outstanding Shares was issued in violation of any preemptive rights. Except as set forth in Schedule 4.5, there are no outstanding (i) securities
                ------------
convertible into or exchangeable or exercisable for any of the Company's capital stock; (ii) options, warrants, calls or other rights, including, without limitation, rights to demand registration or to sell securities in connection with any registration by the Company under the Securities Act, with respect to the capital stock of the Company, or to purchase or subscribe to capital stock of the Company or securities convertible into or exchangeable or exercisable for capital stock of the Company;

(iii) contracts, commitments, agreements, understandings or arrangements of any kind relating to the issuance, sale, transfer, or assignment of any capital stock, any convertible or exchangeable securities or any options, warrants or rights of the Company; or (iv) Shares or other securities of the Company pledged as collateral to secure any agreement or obligation of the Company. Except as set forth on Schedule 4.5, there are no
             ------------
voting trust agreements or other contracts, agreements, arrangements, commitments, plans, proxies or understandings restricting or otherwise relating to conveyance, voting or dividend rights with respect to the Shares. Upon consummation of the transactions contemplated by this Agreement, Buyer will own all of the issued and outstanding equity securities of the Company of every sort whatsoever, free and clear of all Encumbrances.

      4.6  Financial Statements.  Attached hereto as Schedule 4.6 is the balance
           --------------------                      ------------
sheet, statement of operations, and statement of cash flows for the years ended December 31, 1997 and 1996, and the balance sheets and statement of operations and statements of cash flows for the three months ended March 31, 1998 (collectively, the "Financial Statements"). The Financial Statements (a) are in accordance with the underlying books and records of the Company, (b) have been prepared in accordance with GAAP consistently applied throughout the periods covered thereby (except as otherwise noted on Schedule 4.6), and (c) accurately
                                              ------------
present the assets, liabilities (including all reserves) and financial position of the Company in accordance with Adjusted GAAP as of the respective dates thereof and the results of operations and changes in cash flows for the periods then ended. At the respective dates of the Financial Statements (except as otherwise noted on Schedule 4.6), there were no liabilities of the Company
                   ------------
which, in accordance with Adjusted GAAP, should have been shown or reflected in the Financial Statements or the notes thereto, which are not shown or reflected in the Financial Statements or the notes thereto.

      4.7  No Change in the Assets.  Since March 31, 1998:
           -----------------------

           4.7.1  There has been no Material Adverse Change in the Company;

          4.7.2 Except in the ordinary course, there has not been any sale or other disposition of any assets of the Company, any Encumbrance placed on its assets, or any purchase of assets, including inventory or equipment, of the Company;

          4.7.3 The Company has operated its business in the ordinary course consistent with the Company's past practice so as to preserve its business intact, to keep available to it the services of its employees, and to otherwise preserve the Company's goodwill and its relationships with suppliers, customers, distributors and others having business relations with it;

          4.7.4 The Company has not changed its accounting methods or practices (including any change in depreciation or amortization policies or rates) or revalued any of its assets;

          4.7.5 The Company has not taken any action that, if taken after the date of the March 31, 1998 Balance Sheet, would violate Section 7.4.
                                                        ------------

      4.8  No Liabilities.  The Company has no liabilities or obligations
           --------------
(absolute, accrued, contingent or otherwise) except (i) liabilities which are reflected on the Financial Statements or which are not required under GAAP to be reflected on the Financial Statements, (ii) liabilities incurred in the ordinary course of business and consistent with past practice since March 31, 1998,
(iii) liabilities arising under Contracts to which the Company is a party (excluding specifically any claim for breach of contract), and (iv) liabilities disclosed in any Schedule hereto.

      4.9  Assets; Absence of Encumbrances.  The assets reflected on the
           -------------------------------
Financial Statements constitute all the assets presently used in the conduct of the Company's business as presently conducted. All of the assets of or used by the Company are owned by the Company free and clear of all Encumbrances, other than Encumbrances (i) reflected or reserved against on the March 31, 1998 Balance Sheet, or (ii) as set forth on Schedule 4.9.
                                       ------------

      4.10  Real Property.
            -------------

          4.10.1  Description.  Schedule 4.10 sets forth a complete and accurate
                  -----------   -------------
legal description of all Owned Real Property and all Leased Real Property. The Company enjoys peaceful and undisturbed possession of the Real Property.

          4.10.2  Title. The Company or its Affiliates has good and marketable
                  -----
title in fee simple to the Owned Real Property, free and clear of all Encumbrances, except as disclosed in Schedule 4.10, (i) mortgages or security
                                     -------------
interests shown on the March 31, 1998 Balance Sheet as securing specific liability or obligations, (ii) mortgages or security interests incurred in connection with the purchase of Real Property or assets after the date of said Balance Sheet, (iii) liens for current taxes not yet due, (iv) minor imperfections of title, if any, none of which is substantial in amount, materially detracts from the value or impairs the use of the Real Property subject thereto, or impairs the operation of the Company, and (v) zoning laws and other land use restrictions that do not impair the present use of the Real Property subject thereto. Except as set forth on Schedule 4.10, with respect to
                                                  -------------
any Contracts, covenants, conditions, deeds, deeds of trust, rights-of-way, easements, mortgages, restrictions, surveys, title insurance policies, and other documents granting to the Company title to or an interest in or otherwise affecting the Owned Real Property (copies of which have been delivered to Buyer), no breach or event of default exists on the part of the Company or, to the knowledge of the Company or Sellers, any third party, and no condition or event has occurred that with the giving of notice, the lapse of time, or both would constitute a material breach or event of a default by the Company, to the knowledge of the Company or the Sellers, or any other person.

          4.10.3  Leases. The Sellers and the Company have delivered to Buyer an
                  ------
accurate copy of the leases and subleases covering the Leased Real Property, including all amendments thereto (the "Leases"), a summary of which is attached as Schedule 4.10. All of the Leases are valid and in full force and effect.
   -------------
The Company has duly performed all of its obligations under the Leases to the extent those obligations to perform have accrued, and no material violation of or default or breach under any Leases by the Company or, to the knowledge of the Company or the Sellers, or any other party has occurred and neither the Company nor to the knowledge of the Company or the Sellers, any other party has repudiated any provisions thereof. All of the Leases will be enforceable by the Company after the Closing to the same extent as if the transactions contemplated by this Agreement had not been consummated.

          4.10.4  No Unpaid Charges. Except as set forth on Schedule 4.10, and
                  -----------------                         -------------
except in the ordinary course of the Company's business there are no unpaid charges, debts, liabilities, claims, or obligations arising from the construction, occupancy, ownership, use, or operation by the Company of the Real Property and no charges or assessments allocable to the Company for public improvements or otherwise made against the Real Property are unpaid, including without limitation those for construction of sewer lines, water lines, storm drainage systems, electric lines, natural gas lines, streets (including perimeter streets), roads and curbs. No Owned Real Property or to the best knowledge of Sellers or the Company and Leased Real Property, is subject to any condition or obligation to any governmental entity or other person requiring the owner or any transferee thereof to donate land, money or other property or to make off-site public improvements.

          4.10.5  Compliance with Laws. No legal proceeding is pending or, to
                  --------------------
knowledge of the Company or the Sellers, threatened against or involving the Real Property. Without limitation of the foregoing, no condemnation, eminent domain, or similar proceeding exists, is pending or, to the knowledge of the Company and the Sellers, is threatened against or involves the Real Property. All of the Real Property is in compliance with all applicable zoning restrictions. The Owned Real Property is zoned (if applicable) and to the best knowledge of the Sellers and the Company the Leased Real Property is zoned to permit operation of the business presently conducted thereon.

          4.10.6  Facilities. The Facilities and all equipment and other
                  ----------
tangible assets owned, leased or used by the Company at the Facilities are (i) insured to the extent and in a manner customary in the industry and required by any applicable Contract, (ii) with respect to the Facilities, structurally sound with no known material defects, (iii) in satisfactory operating condition and repair, to allow business activities to be operated therefrom, subject to ordinary wear and tear, (iv) not subject to any deferred maintenance, (v) sufficient for the operation of the Company's business as presently conducted or presently anticipated to be conducted, and (vi) in conformity with all applicable laws, ordinances, orders, regulations and other requirements relating thereto currently in effect. The Facilities are supplied with utilities and other services necessary for the operation of the business conducted thereat. Except as set forth in Schedule 4.10, (i) none of the Facilities or equipment
                       -------------
thereat is subject to any commitment or other arrangement for their sale or use by any person, and (ii) the Company has not granted to any person any contract or other right to the use of any portion of the Real Property, or to the use of any Facility or amenity on or relating to any such property.

          4.10.7  No Foreign Owners.  Neither the Company nor any Sellers is a
                  -----------------
"foreign person" within the meaning of Sections 1445 and 7701 of the Code.

      4.11  Receivables.  Except as set forth on Schedule 4.11, the accounts
            -----------                          -------------
receivable reflected in the March 31, 1998 Balance Sheet, and all accounts receivable arising since the date thereof represent bona fide claims of the Company against debtors for sales, services performed, or other charges arising on or before the date hereof, and all the goods delivered and services performed which gave rise to said accounts were delivered or performed in accordance with the applicable orders, Contracts, or customer requirements. All of such accounts receivables are collectible in the ordinary course of business except to the extent reserved against on the March 31, 1998 Balance Sheet or as will be reserved against on the Effective Date Balance Sheet. Except as set forth on
Schedule 4.11,  the Company owns all such accounts receivable, free and clear of
-------------
all Encumbrances.

      4.12  Inventory.  Schedule 4.12 sets forth a complete and accurate list of
            ---------   -------------
all Inventory as of the date hereof, subject to adjustment on and after the Closing Date in accordance with Section 2.4.3. Except as set forth on Schedule
                                ------- -----                          --------
4.12, all the Inventory is located at the Facilities.  There has been no
----
material decrease in the book value or fair value of the Inventory since the March 31, 1998 Balance Sheet Date. The value at which the Inventory is shown on such Balance Sheet has been determined at lower of cost or market in accordance with GAAP, consistently applied throughout the periods covered by the Financial Statements, with adequate provisions or adjustments for excess or slow-moving Inventory, and obsolescence and shrinkage.

      4.13  Equipment.  The Rental and Non-Rental Asset Listing attached as
            ---------
Schedule 4.13 sets forth the asset description, make, model, original cost and
-------------
net book value of all Equipment as of the date hereof. Subject to adjustment on and after the Closing Date in accordance with Section 2.4.2, all of the
                                              -------------
Equipment listed on Schedule 4.13 is, and on the Closing Date will be, fully
                    -------------
operable, accounted for and Rental Ready. The value at which the Equipment is shown on the March 31, 1998 Balance Sheet has been determined at lower of cost or market in accordance with GAAP, consistently applied throughout the periods covered by the Financial Statements, with reasonable provisions or adjustments in accordance with GAAP for excess or slow-moving Equipment, and Equipment obsolescence and shrinkage.

      4.14  Contracts and Commitments.
            -------------------------

          4.14.1  Contracts. Schedule 4.14 sets forth a complete and accurate
                  ---------  -------------
list of all Contracts of the following categories:

               4.14.1.1 Material Contracts not made in the ordinary course of the Company's conduct of the business;

               4.14.1.2 Employment contracts, handbooks on policies; bonus plans, programs or agreements; and severance plans, programs or agreements ;

               4.14.1.3 Supply, purchase, distribution, franchise, license, sales or commission contracts related to the Company, in excess of $10,000 or otherwise material to the Company, and not cancelable (without liability) by the Company within 30 calendar days.

               4.14.1.4 Contracts involving expenditures or liabilities, actual or potential, in excess of $10,000 or otherwise material to the Company, and not cancelable (without liability) by the Company within 30 calendar days;

               4.14.1.5 Contracts or commitments relating to commission arrangements with others;

               4.14.1.6 Promissory notes, loans, agreements, evidences of indebtedness, letters of credit, guarantees, or other instruments relating to an obligation to pay money, whether the Company shall be the borrower, lender or guarantor thereunder or whereby any assets are pledged (excluding credit provided by the Company in the ordinary course of business to its customers);

               4.14.1.7 Leases of personal property in excess of $10,000 and not cancelable (without liability) within 30 calendar days; and

               4.14.1.8 Contracts containing covenants limiting the freedom of the Company or any officer, director or shareholder of the Company to engage in any line of business or compete with any person.

     Sellers and Company have delivered to Buyer true, correct and complete copies of all of the Contracts listed on Schedule 4.14, including all amendments
                                         -------------
and supplements thereto.

          4.14.2  Absence of Breaches or Defaults. All of the Contracts are
                  -------------------------------
valid and in full force and effect. The Company has duly performed all of its obligations under the Contracts to the extent those obligations to perform have accrued, and no monetary or material violation of, or default or breach under any Contracts by the Company or, to the knowledge of the Company or the Sellers, any other party has occurred and neither the Company nor, to the knowledge of the Company or the Sellers, any other party has repudiated any provisions thereof. All of the Contracts will be enforceable by the Company after the Closing to the same extent as if the transactions contemplated by this Agreement had not been consummated.

      4.15  Books and Records.  The Company has made and kept (and given Buyer
            -----------------
access to) books and records and accounts, which, in reasonable detail, accurately and fairly reflect the activities of the Company. The minute books of the Company previously delivered to Buyer accurately and adequately reflect or ratify all action previously taken by the shareholders, board of directors and committees of the board of directors of the Company. The stock book records of the

Company previously delivered to Buyer are true, correct and complete, and accurately reflect all transactions effected in the Company's stock through and including the date hereof.

      4.16  Litigation. Except as set forth on Schedule 4.16, there is no
            ----------                         -------------
action, order, writ, injunction, judgment or decree outstanding or any claim, suit, litigation, proceeding, labor dispute, arbitral action, governmental audit or investigation (collectively, "Actions") pending, or to the best of the Company's or Sellers' knowledge, threatened or anticipated (a) against, related to or affecting the Company or its assets or (b) seeking to delay, limit or enjoin the transactions contemplated by this Agreement. The Company is not in default with respect to or subject to any judgment, order, writ, injunction or decree of any court or governmental agency, and there are no unsatisfied judgments against the Company.

      4.17  Labor Matters.  Except as set forth on Schedule 4.17 the Company is
            -------------                          -------------
not a party to any labor agreement with respect to its employees with any labor organization, union, group or association and there are no employee unions (nor any other similar labor or employee organizations) under local statutes, custom or practice of which the Company's employees are members. Except as set forth on Schedule 4.17, the Company has not experienced any attempt by organized labor
   -------------
or its representatives to make the Company conform to demands of organized labor relating to its employees or to enter into a binding agreement with organized labor that would cover the employees of the Company. Except as set forth on

Schedule 4.17 the employment of all persons presently employed or retained by
-------------
the Company is terminable at will by the Company.  Schedule 4.17 (i) contains a
                                                   -------------
list of all employees of the Company and their wage rates or salaries as of the date of this Agreement, (ii) sets forth the dates of employment for such employees and (iii) accurately characterizes them as exempt or non-exempt.

      4.18  Compliance with Law; Permits.  The Company, the conduct of its
            ----------------------------
business and the operation of its Facilities have not violated and are in compliance with all laws, statutes, ordinances, regulations, rules and orders of any foreign, federal, state or local government and any other governmental department or agency, and any judgment, decision, decree or order of any court or governmental agency, department or authority. The Company and the conduct of its business and the operation of the Facilities are in conformity with all energy, public utility, zoning, building and health codes, regulations and ordinances, the Americans with Disabilities Act, ERISA, OSHA and Environmental Laws and all other foreign, federal, state, and local governmental and regulatory requirements. The Company has not received any notice to the effect that, or otherwise been advised that, it is not in compliance with any such statutes, regulations, rules, judgments, decrees, orders, ordinances or other laws, and the Company has no reason to anticipate that any existing circumstances are likely to result in violations of any of the foregoing. The Company has all Permits required to conduct its business. All Permits are valid and in full force and effect and all material Permits are listed on Schedule
                                                                    --------
4.18.  To the best knowledge of the Company and the Sellers all of the Permits
----
will remain in full force and effect after the Closing to the same extent as if the transaction contemplated by this Agreement had not been consummated.

      4.19 No Other Agreements to Sell the Company.  Neither any Sellers nor the
           ---------------------------------------
Company has any commitment or legal obligation, absolute or contingent, to any other person or firm other than the Buyer to sell, assign, transfer or effect a sale of any of the Shares or any other shares of the Company's capital stock (authorized or unauthorized), or to effect any merger, consolidation, liquidation, dissolution or other reorganization of the Company, or to effect any sale of the Company's assets (other than the sale of inventory of the Company in the ordinary course of business).

      4.20  Proprietary Rights.
            ------------------

          4.20.1  Proprietary Rights.  Schedule 4.20 lists all of the Company's
                  ------------------   -------------
federal, state and foreign registrations of patents, trademarks, service marks and other marks, trade names or other trade rights, and all pending applications for any such registrations, all other trademarks and other marks, trade names and other trade rights in which the Company uses in the conduct of its business has any interest whatsoever, and all other trade secrets and other proprietary rights, whether or not registered, and all computer software created or used by or on behalf of the Company (collectively, "Proprietary Rights").

          4.20.2 Royalties and Licenses. To the best knowledge of the Company, no person has a right to receive a royalty or similar payment in respect of any Proprietary Rights. The Company has no licenses granted, sold or otherwise transferred by or to it or other agreements to which it is a party, relating in whole or in part to any of the Proprietary Rights, except as set forth on
Schedule 4.20.
-------------

          4.20.3  Ownership and Protection of Proprietary Rights. The Company
                  ----------------------------------------------
owns or licenses, and has the sole right to use or (if it so elects) to sublicense each of the Proprietary Rights. None of the Proprietary Rights is involved in any pending or, to the best of the Company's or Sellers' knowledge, threatened litigation. The Company has not received any notice of invalidity with respect to such Proprietary Rights. The Company has taken all reasonable and prudent steps to protect the Proprietary Rights from infringement by any other person. The Company's use of the Proprietary Rights is not infringing upon or otherwise violating the rights of any third party in or to such Proprietary Rights, nor has such infringement been alleged by any third party. All of the Proprietary Rights are valid and enforceable rights of the Company and will not cease to be valid and in full force and effect by reason of the execution, delivery and performance of this Agreement or the consummation of the transactions contemplated by this Agreement.

      4.21 Tax Matters.
           -----------

          4.21.1  Filing of Tax Returns, Payment of Taxes. Except as set forth
                  ---------------------------------------
in Schedule 4.21.1, the Company has filed all Tax Returns that the Company was
   ---------------
required to file prior to the date hereof. All such Tax Returns were correct and complete and were prepared and filed in accordance with applicable law. Except as set forth in Schedule 4.21.1, all Taxes owed by or with respect to the
                       ---------------

Company (whether or not shown on any Tax Return) with respect to Tax Returns the due date of which preceded the date hereof have been paid. Except as set forth in Schedule 4.21.1, all other Taxes due and payable by the Company with respect
   ---------------
to periods ending on or before the Effective Date or in respect of transactions entered into or any state of facts existing on or before the Effective Date (whether or not a Tax Return is due on such date) have been or will be paid on or before the date of the Closing or have been or will be accrued and a corresponding amount of cash segregated in the accounts of the Company on or before the date of the Closing. For purposes of the preceding sentence, in determining the amount of Taxes due and payable by the Company with respect to periods ending on or as of the date of the Closing or in respect of transactions entered into or any state of facts existing on or before the Effective Date, the Effective Date shall be deemed to be the last day of any applicable tax period. Except as set forth in Schedule 4.21.1, all Tax Returns the due date of which
                       ---------------
(determined without extensions) is on or before the date hereof but on or before the date of the Closing will be correct and complete and filed in accordance with applicable law.

          4.21.2  Taxing Jurisdictions. Schedule 4.21.2 lists (i) all countries,
                  --------------------
states, cities, or other jurisdictions in which the Company is currently subject to an obligation to file Tax Returns or to collect sales or use Taxes, (ii) all elections for income Taxes made by the Company that are currently in force or to which the Company is bound, and (iii) (x) all countries, states, cities, or other jurisdictions in which the Company is a beneficiary of any real or personal property Tax exemptions or concessions, reduced rates, or Tax credits,
(y) the annual benefit of each such item, and (z) the terms governing expiration or phase-out of each such item.

          4.21.3  General Tax Matters.  Except as set forth in Schedule 4.21.3,
                  --------------------                         ---------------
with respect to each taxable period for the Company ending on or before the Effective Date (or as of such other date as set forth below), (i) either such taxable period has been audited by the relevant taxing authority or the time for assessing or collecting Taxes with respect to each such taxable period has closed and each taxable period is not subject to review by a relevant taxing authority; (ii) no deficiency or proposed adjustment that has not been settled or otherwise resolved for any amount of Taxes has been asserted or assessed by any taxing authority against the Company; (iii) the Company has not consented to extend the time in which any Taxes may be assessed or collected by any taxing authority; (iv) the Company has not requested or been granted an extension of the time for filing any Tax Return; (v) there is no action, suit, taxing authority proceeding, or audit or claim for refund now in progress, pending, or threatened against or with respect to the Company regarding Taxes; (vi) the Company has not made an election or filed a consent under Section 341(f) of the Code (or any corresponding provision of state, local or foreign law) or agreed to have Section 341(f)(2) of the Code (or any corresponding provision of state, local or foreign law) apply to any disposition of subsection (f) assets (as defined in Section 341(f)(4) of the Code) owned by the Company; (vii) there are no liens, pledges, charges, claims, security interests, or other Encumbrances on the assets of the Company relating or attributable to Taxes (other than liens for sales and payroll Taxes not yet due and payable) and the Company and the Sellers have no knowledge of any reasonable basis for the assertion of any claim relating or attributable to Taxes which, if adversely determined, would result in any lien, pledge, charge, claim, security interest, or other Encumbrance on the assets of the

Company; (viii) the Company will not be required (A) as a result of a change in method of accounting for a taxable period ending on or prior to the Closing Date, to include any adjustment under Section 481 of the Code (or any corresponding provision of state, local, or foreign law) in taxable income for any taxable period (or portion thereof) beginning after the Closing Date or (B) as a result of any "closing agreement," as described in Section 7121 of the Code (or any corresponding provision of state, local, or foreign law) to include any item of income or exclude any item of deduction from any taxable period (or portion thereof) beginning after the Closing Date; (ix) the Company has not been a member of an affiliated group (as defined in Section 1504 of the Code) or filed or been included in a combined, consolidated, or unitary income Tax Return; (x) the Company is not a party to or bound by any tax allocation or tax sharing agreement and has no current or potential contractual or other obligation to indemnify any other person with respect to any Tax or pay the Taxes of any other person under Treasury Regulations Section 1.1502-6 (or any similar provisions of state, local, or foreign law) as a transferee or successor, by contract or otherwise; (xi) no claim has ever been made by a taxing authority in a jurisdiction where the Company does not file Tax Returns that the Company is or may be subject to Taxes assessed by such jurisdiction;
(xii) the Company does not have a permanent establishment in any foreign country, as defined in the relevant tax treaty between the United States of America and such foreign country; (xiii) the Company has not been a "U.S. real property holding corporation" (within the meaning of Code Section 897(c)(2)) during the applicable period specified in Code Section 897(c)(1)(A)(ii); (xiv) the Company has disclosed on each Tax Return filed by the Company all positions taken thereon that could give rise to a substantial understatement of penalty of federal income Taxes within the meaning of Code Section 6662; (xv) the Company was not acquired in a qualified stock purchase under Code Section 338(d)(3) and no elections under Code Section 338(g), protective carryover basis elections, or offset prohibition elections are applicable to the Company; (xvi) the Company has made no payments in the nature of compensation, is not obligated to make any payments, and is not a party to any agreement that under any circumstances could obligate it to make any payments in the nature of compensation, that will not be deductible under Code Sections 280G or 162; (xvii) no sales or use tax will be payable by the Company as a result of the transactions contemplated by this Agreement, and there will be no non-recurring intangible tax, documentary stamp tax, or other excise tax (or comparable tax imposed by an governmental entity) as a result of the transactions contemplated by this Agreement; (xviii) Buyer will not be required to deduct and withhold any amount with respect to Taxes upon consummation of the transactions contemplated by this Agreement; (xix) none of the Company's assets is property required to be treated as being owned by any other person under the "safe harbor lease" provisions of former Section 168(f)(8) of the Internal Revenue Code of 1954, as amended, or (B) has been financed with or directly or indirectly secures any bond or debt the interest of which is tax-exempt under Section 103(a) of the Code; (xx) the Company has withheld and paid all Taxes required to have been withheld and paid in connection with amounts paid or owing to an employee, independent contractor, shareholder, or other third party; (xxi) no income under any arrangement or understanding to which the Company is a party will be attributed to the Company which is not represented by income to which the Company is legally entitled; and
(xxii) the Company owns no interest in any "controlled foreign corporation" (within the meaning of Code Section 957), "passive foreign investment company" (within the meaning of Code Section 1296) or other entity the income of which is required to be included in the income of the Company whether or not distributed.

          4.21.4  Tax Attributes.  Set forth in Schedule 4.21.4 is a list
                  --------------                ---------------
reflecting the following information with respect to the Company as of the date hereof as well as on an estimated pro forma basis as of the date of the Closing:
(i) the basis of the Company in its assets, (ii) the amount of any net operating loss, net capital loss, unused investment or other tax credit, unused foreign tax or tax credit, or excess charitable contribution allocable to the Company assets, and (iii) with respect to the preceding clause (ii) any limitations on use of any of such attributes including any limitations arising by reason of the transactions contemplated by this Agreement.

          4.21.5  Copies of Tax Returns.    Except as otherwise set forth in
                  ---------------------
Schedule 4.21.5 the Company has furnished Buyer with copies of all income and
---------------
sales Tax Returns filed by or with respect to the Company relating to the period encompassing the three taxable years of the Company preceding the date hereof.

          4.21.6  Definition.  Any reference to the term "the Company" in this
                  ----------
Section 4.21 shall  refer to the Company, any predecessor entity, and any
------------
Subsidiary of the Company (whether or not such Subsidiary entity qualifies as a "qualified subchapter S subsidiary" within the meaning of Code Section 1361(b)(3)(B)). Further, any reference to any action of "the Company" in this

Section 4.21 shall encompass any action or actions taken by or at the direction
------------
of the Company whether or not such actions taken by or at the direction of the Company were properly authorized.

      4.22  Employees and Employee Benefits.
            -------------------------------

          4.22.1  As used in this Section 4.22 and in Section 4.23, the
                                  ------------        ------------
following terms have the meanings set forth below. Unless the context otherwise requires, any of these terms may be used in the singular or the plural depending on the reference.

          "Benefit Arrangement" shall mean any employment, consulting, severance
           -------------------
or other similar contract, arrangement or policy and each plan, arrangement (written or oral), program, agreement or commitment providing for insurance coverage (including without limitation any self-insured arrangements), workers' compensation, disability benefits, supplemental unemployment benefits, vacation benefits, retirement benefits, life, health, disability or accident benefits (including without limitation any "voluntary employees' beneficiary association" as defined in Section 501(c)(9) of the Code providing for the same or other benefits) or for deferred compensation, profit sharing bonuses, stock options, stock appreciation rights, stock purchases or other forms of incentive compensation or post-retirement insurance, compensation or benefits which (A) is not a Welfare Plan, Pension Plan or Multiemployer Plan, (B) is entered into, maintained, contributed to or required to be contributed to, as the case may be, by the Company or an ERISA Affiliate or under which the Company or any ERISA Affiliate may incur any liability, and (C) covers any employee or former employee of the Company or any ERISA Affiliate (with respect to their relationship with such entities).

          "Employee Plans" shall mean all Benefit Arrangements, Multiemployer
           --------------
Plans, Pension Plans and Welfare Plans.

          "ERISA Affiliate" shall mean any entity which is (or at any relevant
           ---------------
time was) a member of a "controlled group of corporations" with, under "common control" with, or a member of an "affiliated service group" with, the Company as defined in Section 414(b), (c), (m) or (o) of the Code, or under "common control" with the Company, within the meaning of Section 4001(b)(1) of ERISA.

          "Multiemployer Plan" shall mean any "multiemployer plan," as defined
           ------------------
in Section 4001(a)(3) of ERISA, (A) which the Company or any ERISA Affiliate maintains, administers, contributes to or is required to contribute to, or, after September 25, 1980, maintained, administered, contributed to or was required to contribute to, or under which the Company or any ERISA Affiliate may incur any liability and (B) which covers any employee or former employee of the Company or any ERISA Affiliate (with respect to their relationship with such entities).

          "PBGC" shall mean the Pension Benefit Guaranty Corporation.
           ----

          "Pension Plan" shall mean any "employee pension benefit plan" as
           ------------
defined in Section 3(2) of ERISA (other than a Multiemployer Plan) which (A) the Company or any ERISA Affiliate maintains, administers, contributes to or is required to contribute to, or, within the five years prior to the Closing Date, maintained, administered, contributed to or was required to contribute to, or under which the Company or any ERISA Affiliate may incur any liability; (B) covers any employee or former employee of the Company or any ERISA Affiliate (with respect to their relationship with such entities); and (C) is not a Multiemployer Plan.

          "Welfare Plan" shall mean any "employee welfare benefit plan" as
           ------------
defined in Section 3(1) of ERISA, which (A) the Company or any ERISA Affiliate maintains, administers, contributes to or is required to contribute to, or under which the Company or any ERISA Affiliate may incur any liability; (B) covers any employee or former employee of the Company or any ERISA Affiliate (with respect to their relationship with such entities); and (C) is not a Multiemployer Plan.

          4.2  Disclosure; Delivery of Copies of Relevant Documents and Other
               --------------------------------------------------------------
Information. Schedule 4.22 contains a complete list of all Employee Plans.  True
-----------  -------------
and complete copies of each of the following documents have been delivered by the Company to Buyer: (i) each Welfare Plan, Pension Plan and Multiemployer Plan (and, if applicable, related trust agreements) and all amendments thereto, all written interpretations thereof and written descriptions thereof which have been distributed to the Company's employees and all annuity contracts or other funding instruments; (ii) each Benefit Arrangement including written interpretations thereof and written descriptions thereof which have been distributed to the Company's employees (including descriptions of the number and level of employees covered thereby) and a complete description of any Benefit Arrangement which is not in writing; (iii) the most recent determination or opinion letter issued by the Internal Revenue Service with respect to each Pension Plan and each Welfare Plan; (iv) for the three most recent plan years, Annual Reports on Form 5500 Series required to be filed with any governmental agency for each Pension Plan and each Welfare Plan;
(v) all actuarial reports prepared for the last three plan years for each Pension Plan; (vi) a description of complete age, salary, service and related data as of the last day of the last plan year for employees and former employees of the Company; and (vii) a description setting forth the amount of any liability of the Company as of the Closing Date for payments more than thirty
(30) calendar days past due with respect to each Welfare Plan.

      4.23  ERISA Representations.
            ---------------------

          4.23.1 Pension Plans. Except as otherwise provided on Schedule 4.23.1, no Pension Plan is subject to Title IV of ERISA or to the minimum funding requirements of Section 302 of ERISA or Section 412 of the Code. Neither the Company nor any ERISA Affiliate is required to provide security to a Pension Plan under Section 401(a)(29) of the Code. Each Pension Plan which is intended to be qualified (and each related trust agreement, annuity contract or other funding instrument) is qualified and tax-exempt under the provisions of Code Sections 401(a) (or 403(a), as appropriate) and 501(a) and has been so qualified during the period from its adoption to date. Neither the Company nor any ERISA Affiliate has engaged in, or is a successor or parent corporation to an entity that has engaged in, a transaction described in Section 4069 of ERISA. No Pension Plan has been completely or partially terminated or been the subject of a "reportable event" (as defined in Section 4043(c) of ERISA and the PBGC regulations under such Section) with respect to any Pension Plan and neither the Company nor any ERISA Affiliate is subject to Section 4043(b) of ERISA. No proceeding by the PBGC to terminate any Pension Plan has been instituted or threatened.

          4.23.2  Multiemployer Plans.
                  -------------------

               4.22.2.1 Schedule 4.23.2 lists all Pension Plans that are also Multiemployer Plans.

               4.22.2.2 With respect to each such Multiemployer Plan in which the Company or any ERISA Affiliate participates or has participated, (1) neither the Company nor any ERISA Affiliate has withdrawn, partially withdrawn, or received any notice of any claim or demand for withdrawal liability or partial withdrawal liability; (2) neither the Company nor any ERISA Affiliate has received any notice that any such Plan is in reorganization, that increased contributions may be required to avoid a reduction in Plan benefits or the imposition of any excise tax, or that any such Plan is or may become insolvent;
(3) neither the Company nor any ERISA Affiliate has failed to make any required contributions; (4) no such Plan is a party to any pending merger or asset or liability transfer; (5) there are no PBGC proceedings against or affecting any such Plan; and (6) neither the Company nor any ERISA Affiliate has (or may have as a result of the transactions contemplated hereby) any withdrawal liability by reason of a sale of assets pursuant to Section 4204 of ERISA.

               4.23.2.3 Schedule 4.23.2 includes for each Multiemployer Plan, as of its last valuation date, the amount of potential withdrawal liability of the Company and ERISA Affiliates, calculated according to the information made available pursuant to Section 4221(e) of ERISA, and identifies the specific obligor. Nothing has occurred or is expected to occur that would materially increase the amount of the total potential withdrawal liability of a specified obligor for any such plan over the amount shown in Schedule 4.23.2.

          4.23.3  Welfare Plans. None of the Company, any ERISA Affiliate or any
                  -------------
Welfare Plan has any present or future obligation to make any payment to, or with respect to any present or former employee of the Company or any ERISA Affiliate pursuant to, any retiree medical benefit plan, or other retiree Welfare Plan, and no condition exists which would prevent the Company from amending or terminating any such benefit plan or Welfare Plan. Each Welfare Plan which is a "group health plan," as defined in Section 607(1) of ERISA, has been operated in compliance with provisions of Part 6 of Title I, Subtitle B of ERISA and Section 4980B of the Code at all times.

          4.23.4  Compliance with Law. Each Employee Plan has been maintained in
                  -------------------
compliance with its terms and with the requirements prescribed by any and all statutes, orders, rules and regulations which are applicable to such Employee Plan, including without limitation ERISA and the Code.

          4.23.5  Unrelated Business Taxable Income. No Employee Plan (or trust
                  ---------------------------------
or other funding vehicle pursuant thereto) is subject to any tax under Code
Section 511.

          4.23.6  Deductibility of Payments. There is no contract, agreement,
                  -------------------------
plan or arrangement covering any employee or former employee of the Company (with respect to its relationship with such entities) that, individually or collectively, provides for the payment by the Company of any amount (i) that is not deductible by the Company under Section 162(a)(1) or 404 of the Code, whichever is applicable, (ii) for which the deduction by the Company would be disallowed under Section 162(m) of the Code, or (iii) that is an "excess parachute payment" pursuant to Section 280G of the Code.

          4.23.7  Fiduciary Duties and Prohibited Transactions.  Neither the
                  --------------------------------------------
Company nor any plan fiduciary or "party in interest" (as such terms are defined in Sections 3(21) and 3(14) of (ERISA) of any Welfare Plan or Pension Plan has engaged in any transaction in violation of Sections 404 or 406 of ERISA or any "prohibited transaction," as defined in Section 4975(c)(1) of the Code, for which no exemption exists under Section 408 of ERISA or Section 4975(c)(2) or
(d) of the Code, or has otherwise violated the provisions of Part 4 of Title I, Subtitle B of ERISA. The Company has not knowingly participated in a violation of Part 4 of Title I, Subtitle B of ERISA by any plan fiduciary of any Welfare Plan or Pension Plan (or other employee benefit plan subject to ERISA) and has not been assessed any civil penalty under Sections 502(i) or 502(l) of ERISA.

          4.23.8  Validity and Enforceability.  Each Welfare Plan, Pension Plan,
                  ---------------------------
related trust agreement, annuity contract or other funding instrument and Benefit Arrangement is legally valid and binding and in full force and effect.

          4.23.9  Litigation.  There is no action, order, writ, injunction,
                  ----------
judgment or decree outstanding or claim, suit, litigation, proceeding, arbitral action, governmental audit or investigation relating to or seeking benefits under any Employee Plan that is pending, or to the best of the Company's or Sellers' knowledge, threatened or anticipated against the Company, any ERISA Affiliate or any Employee Plan, the sponsor or administrator of any Employee Plan or against any fiduciary of any Employee Plan with respect to the operation thereof.

          4.23.1  No Amendments. Neither the Company nor any ERISA Affiliate
                  -------------
has any announced plan or legally binding commitment to create any additional Employee Plans or to amend or modify any existing Employee Plan.

          4.23.11 No Other Liability. No event has occurred in connection with
                  ------------------
which the Company or any ERISA Affiliate or any Employee Plan, directly or indirectly, could be subject to any liability (A) under any statute, regulation or governmental order relating to any Employee Plans or (B) pursuant to any obligation of the Company to indemnify any person against liability incurred under any such statute, regulation or order as they relate to the Employee Plans.

          4.23.12 Unpaid Contributions.  Neither the Company nor any ERISA
                  --------------------
Affiliate has any liability for unpaid contributions under Section 515 of ERISA with respect to any Pension Plan or Welfare Plan.

          4.23.13  Insurance Contracts. Neither the Company nor any Employee
                   -------------------
Plan holds as an asset of any Employee Plan any interest in any annuity contract, guaranteed investment contract or any other investment or insurance contract issued by an insurance company that is the subject of bankruptcy, conservatorship or rehabilitation proceedings.

          4.23.14 No Acceleration or Creation of Rights.  Except as set forth on
                  -------------------------------------
Schedule 4.23, neither the execution and delivery of this Agreement by the
-------------
Company nor the consummation of the transactions contemplated hereby will result in the acceleration or creation of any rights of any person to benefits under any Employee Plan (including, without limitation, the acceleration of the vesting or exercisability of any stock options, the acceleration of the vesting of any restricted stock, the acceleration of the accrual or vesting of any benefits under any Pension Plan or the acceleration or creation of any rights under any severance, parachute or change in control agreement).

      4.24  Compliance With Environmental Laws.
            ----------------------------------

          4.24.1  Definitions.  The following terms, when used in this Section
                  -----------                                          -------
4.24, shall have the following meanings.  Unless the context otherwise requires,
----
any of these terms may be used in the singular or the plural depending on the reference.

          "Company" and "Facility" or "Facilities".  For purposes of this
           -------       --------      ----------
Section 4.24 only, the term (i) "Company" shall include (A) the Company and the
------------
Subsidiaries and all of their Affiliates, and the Sellers and their Affiliates,
(B) all partnerships, joint ventures and other entities or organizations in which the Company was at any time or is a partner, joint venturer, member or participant and (C) all predecessor or former corporations, partnerships, joint ventures, organizations, trusts, businesses or other entities, whether in existence as of the date hereof or at any time prior to the date hereof, the assets or obligations of which have been acquired or assumed by the Company or to which the Company has succeeded; and (ii) "Facilities" or "Facility" shall mean all of the Facilities, each Facility and all Real Property, whether now or previously owned or leased by any of the foregoing, provided, however, that Sellers and Company make no representation or warranty, and assert no knowledge for such previously owned or leased Facilities following the date such Facilities were no longer owned or leased.

          "Release" shall mean and include any spilling, leaking, pumping,
           -------
pouring, emitting, emptying, discharging, injecting, escaping, migrating, leaching, dumping or disposing into the environment or the work place of any Hazardous Substance, and otherwise as defined in any Environmental Law.

          "Environmental Laws" shall mean the Federal Water Pollution Control
           ------------------
Act (33 U.S.C. (S) 1251 et seq.), Resource Conservation & Recovery Act (42 U.S.C. (S) 6901 et seq.) ("RCRA"), Safe Drinking Water Act (21 U.S.C. (S) 349, 42 U.S.C. (S)(S) 201, 300f), Toxic Substances Control Act (15 U.S.C. (S) 2601 et seq.), Clean Air Act (42 U.S.C. (S) 7401 et seq.), the Comprehensive Environmental Response, Compensation and Liability Act (42 U.S.C. (S) 9601 et seq.) ("CERCLA"), or any other applicable federal, state or local law of similar effect, each as amended.

          "Hazardous Substance" shall mean any quantity of asbestos in any form,
           -------------------
urea formaldehyde, PCBs, radon gas, crude oil or any fraction thereof, all forms of natural gas, petroleum products or by-products, any radioactive substance, any toxic, infectious, reactive, corrosive, ignitible or flammable chemical or chemical compound and any other substance, material or waste (as defined in or for purposes of any Environmental Law), whether solid, liquid or gas.

          4.24.2  Compliance With Environmental Laws.  Except as set forth on
                  ----------------------------------
Schedule  4.24, the Facilities are and have been owned, leased, operated,
--------------
permitted and maintained in compliance with any applicable material federal, state, local or foreign laws, statutes, ordinances, regulations, rules, judgments, orders, notice requirements, court decisions, agency guidelines or principles of law, restrictions or licenses, which (i) regulate or relate to the protection or clean-up of the environment, the use, treatment, storage, transportation, handling or disposal of Hazardous Substances or other hazardous, toxic or otherwise dangerous substances, wastes or materials (whether gas, liquid or solid), the preservation or protection of waterways, groundwater, drinking water, air, wildlife, plants or other natural resources, or the health and safety of persons or property, including without limitation protection of the health and safety of employees or (ii) impose liability with respect to any of the foregoing, including without limitation, any Environmental Law. To the Company's knowledge, the Real Property does not contain wetlands or a level of radon above action levels of the U.S. Environmental Protection Agency and it is not located within a "critical," "preservation," "conservation" or similar type of area.

          4.24.3  Permits Required.  The consummation of any of the transactions
                  ----------------
contemplated by this Agreement will not require an application for issuance, renewal, transfer or extension of, or any other administrative action regarding, any Permit required under any Environmental Law related to the Facilities or the conduct of the Company's business.

          4.24.4  Notice of Violation. Except as set forth on Schedule 4.24, the
                  -------------------                         -------------
Company has not received any notice at any time that it or the Facilities is or were claimed to be in violation of the provisions of any Environmental Law or in non-compliance with the conditions of any Permit, and there is no pending, or to the best of the Company's or Sellers' knowledge, threatened lawsuit, governmental or other legal action to that effect.

          4.24.5  Pending Actions. Except as set forth on Schedule 4.24, there
                  ---------------                         -------------
is not now pending, or to the best of the Company's or Sellers' knowledge, threatened, nor is there or has there been any basis for, nor has there ever been, any Action against the Company under any Environmental Law or otherwise with respect to any Release or mishandling of any Hazardous Substance.

          4.24.6  Judgments. There are no consent decrees, judgments, judicial
                  ---------
or administrative orders or agreements with, or liens by, any governmental authority or quasi-governmental entity relating to any Environmental Law which regulate, obligate, bind or in any way affect the Company or the Facilities.

          4.24.7  Hazardous Substances.  Except as set forth on Schedule 4.24,
                  --------------------                          -------------
there is not and has not been any Hazardous Substance used, generated, treated, stored, transported, disposed of, handled or otherwise existing on, under, about or from any Facility, except for quantities of any such Hazardous Substances stored or otherwise held on, under or about any such Facility in full compliance with all Environmental Laws and necessary for the operation of the business.

          4.24.8 Handling of Hazardous Substances. The Company has at all times used, generated, treated, stored, transported, disposed of or otherwise handled Hazardous Substances in compliance with all Environmental Laws and in a manner that will not result in liability of the Company or Buyer under any Environmental Law. Schedule 4.24 sets forth a complete list of all
                   -------------
contractors and other third parties who at any time have hauled, handled, stored, transported or disposed of any Hazardous Substance (i) on behalf of the Company or the business, or (ii) generated by the Company or the business, together with a complete list of all dumpsites and other off-site locations at which such Hazardous Substances have been disposed of.

          4.24.9  Environmental Conditions.  There are no present or past
                  ------------------------
Environmental Conditions (as defined below) in any way relating to the Company, its business or the Facilities. "Environmental Conditions" means the introduction into the soil, groundwater or environment of the Facilities (through leak, spill, release, discharge, escape, emission, dumping, disposal or otherwise) of any pollution, including without limitation any contaminant, irritant or pollutant or Hazardous Substance (whether or not upon the property of the business and whether or not such pollution constituted at the time thereof a violation of any Environmental Law) as a result of which either the Company or, after the Closing, Buyer has or may become liable to any federal, state, or local governmental authority or person or by reason of which any of the assets may suffer or be subjected to any lien.

          4.24.10 CERCLA or RCRA. No current or past use, generation, treatment,
                  --------------
transportation, storage, disposal or handling practice of the Company with respect to any Hazardous Substance has or will result in any liability under the CERCLA or RCRA or any state or local law of similar effect.

          4.24.11 Storage Tank or Pipeline. Except as set forth on Schedule
                  ------------------------                         --------
4.24, there is not now and, to the best of Seller's knowledge, has not been at
----
any time in the past any underground or above-ground storage tank or pipeline at any Facility.

          4.24.12 Environmental Audits or Assessments. True, complete and
                  -----------------------------------
correct copies of the written reports, and all parts thereof, including any drafts of such reports if such drafts are in the possession or control of the Company, of all environmental audits or assessments which have been conducted at any Facility within the past five years, either by the Company or any attorney, environmental consultant or engineer engaged for such purpose, have been delivered to Buyer and a list of all such reports, audits and assessments and any other similar report, audit or assessment of which the Company or Sellers have knowledge is included on Schedule 4.24.
                               -------------

          4.24.13 Indemnification Agreements. The Company is not a party,
                  --------------------------
whether as a direct signatory or as successor, assign or third party beneficiary, or otherwise bound, to any lease or other Contract under which the Company is obligated by or entitled to the benefits of, directly or indirectly, any representation, warranty, indemnification, covenant, restriction or other undertaking concerning Environmental Conditions.

          4.24.14 Releases or Waivers.  The Company has not released any other
                  -------------------
person from any claim under any Environmental Law or waived any rights concerning any Environmental Condition.

      4.25 Insurance.
           ---------

          4.25.1  Schedule 4.25 describes all policies of insurance (including
                  -------------
the insurer, type of insurance and period of coverage) to which the Company is a party or under which the Company or any employee, officer or director of the Company (in his or her capacity as such) is or has been insured at any time within the five years preceding the date of this Agreement; and any self-insurance arrangement by or affecting the Company, including any reserves established thereunder. All such policies, together with such self-insurance,
(i) in the best judgement of the Company, provides reasonable insurance coverage for the Company, its business, assets and operations for all risks normally insured against by a person or entity carrying on the same business or businesses as the Company, (ii) are sufficient for compliance with all legal requirements and Contracts to which the Company is a party or by which it is bound, and (iii) will continue in full force and effect following the Closing.

          4.25.2  Schedule 4.25 sets forth, by year, for the current policy year
                  -------------
and each of the five preceding policy years, a summary of the loss experience under each policy, and summary of the loss experience for all claims that were self-insured, including the number and aggregate cost of such claims.

          4.25.3 The Company has not received (i) any refusal of coverage or any notice that a defense will be afforded with reservation of rights, or (ii) any notice of cancellation or any other indication that any insurance policy is no longer in full force or effect or will not be renewed or that the issuer of any policy is not willing or able to perform its obligations thereunder.

          4.25.4 The Company has paid all premiums due, and has otherwise performed all of its respective obligations, under each insurance policy described above.

      4.26  Affiliate Transactions.  Except as set forth on Schedule 4.26, no
            ----------------------                          -------------
officer or director of the Company, or any Sellers, or any member of the immediate family of any such officer, director, or Sellers, or any entity in which any of such persons owns any beneficial interest (other than a publicly held corporation whose stock is traded on a national securities exchange or in the over-the-counter market and less than 1% of the stock of which is beneficially owned by any of such persons) has any agreement with the Company or any interest in any agreement of the Company or in any property (real, personal, or mixed, tangible or intangible) owned or used by the Company or otherwise pertaining to the Company or its business or assets. For purposes of the preceding sentence, the members of the immediate family of an officer or director of the Company or Sellers shall consist of the spouse, parents, children, siblings, mothers- and fathers-in-law, sons- and daughters-in-law, and brothers- and sisters-in-law of such officer, director or Sellers.

      4.27 No Brokers.  Except for any obligation to Brown Brothers Harriman &
           ----------
Co. which , Sellers will pay and not book as a liability or charge to Company, none of the Sellers, the Company or any of the Company's officers, directors, employees or Affiliates has employed or made any agreement with any broker, finder or similar agent or any person or firm which will result in an obligation on the part of the Buyer or, except as set forth in
Schedule 4.27, the Company, to pay any finder's fee, brokerage fees or
-------------
commission or similar payment in connection with the transactions contemplated hereby.

      4.28  Disclosure.  Neither this Agreement nor any of the schedules or
            ----------
Exhibits hereto contains or shall contain when delivered at Closing any untrue statement of a material fact or shall omit to state a material fact necessary to make the statements contained herein or therein, in light of the circumstances in which they were made, not misleading, and to the best knowledge of the Company and the Sellers there is no fact which has not been disclosed in writing to Buyer which Materially Adversely Affects or could reasonably be anticipated to Materially Adversely Affect the Shares being transferred or financial condition of the Company.

                                   ARTICLE V
                   INDIVIDUAL REPRESENTATIONS AND WARRANTIES
                   -----------------------------------------
                                 OF EACH SELLER
                                 --------------

     Each Seller hereby severally represents and warrants to Buyer as follows, which representations and warranties are, as of the date hereof, and will be, as of the Closing Date, true and correct.

      5.1 Authorization.  Seller has full power and authority to enter into this
          -------------
Agreement and each of the Ancillary Agreements to which he is a party and to carry out the transactions contemplated hereby and thereby, and Seller has taken all action required by law, or otherwise, to be taken by him to authorize the execution, delivery and performance of this Agreement and the Ancillary Agreements, as the case may be, and the consummation of the transactions contemplated hereby and thereby. This Agreement and each of the Ancillary Agreements to which Seller is a party, are, and as of the Closing, will be, the legal, valid and binding obligations of Seller enforceable against him or it in accordance with their respective terms, except as the enforceability thereof may be (i) limited to the effect of any applicable bankruptcy, insolvency, reorganization, fraudulent conveyance, moratorium or similar laws effecting enforcement of creditors' rights generally; and (ii) subject to (a) the efficacy or availability of specific performance, injunctive or other equitable remedies, and (b) general principles of equity (regardless of whether enforcement is considered in a proceeding in equity or at law).

      5.2 Title to the Shares.  Seller owns that number of Shares set forth on
          -------------------
Schedule 5.2, free and clear of all Encumbrances (other than a legend indicating
------------
only that his or its shares have not been registered under the Securities Act), and there are no warrants, options or rights in any third party to acquire any of Seller's Shares.

      5.3 No Violation.  None of the execution, delivery and performance of this
          ------------
Agreement and the Ancillary Agreements nor the consummation of the transactions contemplated hereby and thereby will (i) violate, result in a breach or conflict with, or constitute a default (or an event which, with the giving of notice or lapse of time or both, would constitute a default) under any governing document of any Seller, require any consent under, or give to others any rights of termination, amendment, acceleration, suspension, revocation or cancellation of any note, bond, mortgage or indenture, contract, agreement, lease, sublease, license, permit, franchise or other instrument or arrangement to which Seller is a party or by which Seller or any of the assets or properties of Seller are bound or affected, (ii) result in the creation or imposition of any Encumbrance upon any of the Shares owned by Seller under any agreement or commitment to which Seller is a party or by which Seller is bound or affected or to which the property of Seller is subject, or
(iii) violate, conflict with or result in the breach of (or cause an event which could have a Material adverse Effect as a result of) any statute or law or judgment, decree, order, regulation, or rule of any court of governmental authority to which Seller is subject. No action, consent, approval or authorization by, or filing with any person or entity, including, without limitation, any governmental authority, is required in connection with the execution, delivery and performance by Seller of this Agreement and the Ancillary Agreements, as the case may be, or the consummation by Seller of the transactions contemplated by him herein and therein.

                                   ARTICLE VI
                    REPRESENTATIONS AND WARRANTIES OF BUYER
                    ---------------------------------------

     Representations and Warranties of Buyer. Buyer hereby represents and
     ---------------------------------------
warrants to Sellers as follows, which representations and warranties are, as of the date hereof, and will be, as of the Closing Date, true and correct:

          6.0.1   Organization of Buyer.  Buyer is a corporation duly organized,
                  ---------------------
validly existing and in good standing under the laws of the State of Mississippi.

          6.0.2   Authorization.  Buyer has all requisite corporate power and
                  -------------
authority, and has taken all corporate action necessary, to execute and deliver this Agreement and each of the Ancillary Agreements to which it is a party, to consummate the transactions contemplated hereby and thereby and to perform its obligations hereunder and thereunder. This Agreement has been duly executed and delivered by Buyer and is (and following their execution and delivery by Buyer and the other parties thereto, as applicable, each of the Ancillary Agreements to which Buyer is a party will be) a legal, valid and binding obligation of Buyer, enforceable against Buyer in accordance with its terms.

          6.0.3   No Conflict or Violation.  Neither the execution, delivery or
                  ------------------------
performance of this Agreement or the Ancillary Agreements to which Buyer is a party nor the consummation of the transactions contemplated hereby or thereby, nor compliance by Buyer with any of the provisions hereof or thereof, will (a) violate or conflict with any provision of the Certificate of Incorporation or Bylaws of Buyer, (b) violate any statute, rule, regulation, ordinance, code, order, judgment, ruling, writ, injunction, decree or award binding upon Buyer, or (c) violate any contract or agreement to which Buyer is a party, in each case to the extent that such violation or conflict would prevent Buyer from consummating the transactions contemplated hereby or result in any liability to Sellers.

          6.0.4   Consents and Approvals.  No notice to, declaration, filing or
                  ----------------------
registration with, or authorization, consent or approval of, or permit from, any governmental or regulatory body or authority, or any other person or entity, is required to be made or obtained by Buyer in connection with the execution, delivery and performance of this Agreement or the Ancillary Agreements and the consummation of the transactions contemplated hereby or thereby, except (a) as may be required by Buyer to operate the Company's business after the Closing,
(b) as has been obtained on or prior to the date hereof or (c) as set forth in
Schedule 6.0.4.
--------------

          6.0.5   No Brokers.  Neither Buyer nor any of its respective officers,
                  ----------
directors, employees or, to its knowledge, shareholders have employed or made any agreement with any broker, finder or similar agent or any person or firm which will result in an obligation to pay any finders fees, brokerage fees or commission or similar payment in connection with the transactions contemplated hereby for which Sellers or the Company will bear any responsibility.

          6.0.6   Litigation. No legal action is pending or, to the knowledge of
                  ----------
Buyer, threatened against Buyer which seeks to delay, limit or enjoin transactions contemplated hereby.

                                  ARTICLE VII
                  COVENANTS OF BUYER, THE COMPANY AND SELLERS
                  -------------------------------------------

     Buyer, the Company and Sellers each covenant with the others as follows:

      7.1 Further Assurances.  Upon the terms and subject to the conditions
          ------------------
contained herein, each of the parties hereto agrees, both before and after the Closing, (i) to use all reasonable efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, (ii) to execute any documents, instruments or conveyances of any kind which may be reasonably necessary or advisable to carry out any of the transactions contemplated hereunder, and (iii) to cooperate with each other in connection with the foregoing, including using their respective best efforts (A) to obtain all necessary waivers, consents and approvals from third parties; provided, however, that Buyer shall not be required to make any payments, commence litigation or agree to modifications of the terms of Contracts in order to obtain any such waivers, consents or approvals, (B) to obtain all necessary Permits as are required to be obtained under any federal, state, local or foreign law or regulations, (C) to effect all necessary registrations and filings, if any, and (D) to fulfill all conditions to this Agreement.

      7.2 Employee Matters.  Buyer shall retain only those employees of the
          ----------------
Company who pass a physical examination and drug and alcohol screening in compliance with Missouri law, by a licensed laboratory chosen by Buyer and who otherwise meet Buyer's customary criteria for employment, and Sellers shall reasonably cooperate with Buyer in retaining all such employees (the "Retained Employees"). Buyer agrees to give Retained Employees credit for their time of employment with the Company with respect to their seniority as an employee of Buyer for the purpose of determining benefits eligibility. All Retained Employees will be at-will employees of Buyer and may be terminated by Buyer in its sole discretion, subject to the requirements of applicable laws governing employers and employees.

      7.3 Environmental Assessments and Remediation.
          ------------------------------------------

          7.3.1 Buyer has retained Brown & Caldwell (the "Consultant") to perform Phase I environmental assessments with respect to each of the Facilities. Consultant has delivered such assessments to Buyer and the Company. In the event any such assessment recommends the performance of additional investigation (including, without limitation, Phase II environmental assessments), such additional investigation shall, if requested by Buyer, be undertaken promptly and delivered to each of the Company and Buyer. The environmental assessments and investigations undertaken pursuant to this Section
                                                                         -------
7.3.1 are collectively referred to herein as the "Environmental Assessments."
-----
Buyer shall be solely responsible for the cost of the Environmental Assessments.

          7.3.2 In the event any of the Environmental Assessments reveals any remediation work, recognized environmental conditions, or other actions which must be completed in order to bring the Facilities into compliance with applicable Environmental Laws, the Consultant shall be directed to prepare and to deliver to each of the Company and Buyer a written report setting forth in reasonable detail the scope of required remediation and an estimate of the cost of completing such remediation. For the purposes of Section 7.3, "Required
                                                     -----------
Remediation" shall mean any action necessary to (i) comply with any governmental order, (ii) comply with any Environmental Law effective at the Closing, or (iii) remove any underground tanks, or install any above-ground tank or wash-racks, as applicable to the Facilities or the operation thereof by the Company as of the Closing Date, all of which is set forth on Schedule 7.3.2 attached hereto.
                                           --------------

          7.3.3 Promptly upon completion of the Consultant's report referred to in Section 7.3.2 but in any event, within 60 days thereof, the Sellers shall
      -------------
engage a reliable environmental engineering firm reasonably acceptable to Buyer to perform any Required Remediation or select any remediation technique method valid pursuant to Environmental Law to achieve this purpose. The Sellers shall use their best efforts to cause such Required Remediation to be completed on or before the Closing Date, and the Sellers shall bear all costs of such Required Remediation, including the costs associated with verifying that the Required Remediation is complete; provided that the completion of all such Required Remediation shall be a condition to Buyer's obligations to consummate the transactions contemplated by this Agreement. Buyer may, in its sole discretion, authorize Sellers to defer any portion of the Required Remediation which the Company and its contractors are unable to complete prior to Closing, in which case Sellers shall cause the portion of the Required Remediation so deferred to be completed as promptly as practicable, but in no event later than 60 days following Closing, at the Sellers' sole expense (which may be satisfied from the Short-Term Holdback Amount). Buyer may monitor the performance of the Required Remediation, and at its election and cost may cause the Consultant to review the progress of the Required Remediation. If Buyer directs the Consultant to undertake such review, the Required Remediation shall be deemed completed only upon certification of its completion by the Consultant. If, however, there is a dispute as to the performance of the Required Remediation, any such dispute shall be settled by a mutually agreed-upon environmental expert not otherwise involved in the Required Remediation, whose determination shall be final and binding on the parties.

          7.3.4 The Short-Term Holdback Amount shall secure the completion by Sellers of any Required Remediation which has not been resolved by the Closing Date pursuant to this Section 7.3. Upon the completion of the Required
                      -----------
Remediation, certification of such completion by the Consultant or mutually agreed-upon third party expert, and payment by Sellers of all expenses of such remediation, all in accordance with the standards set forth in this Section 7.3,
                                                                    -----------
Buyer shall release that portion of the Short-Term Holdback Amount (less any amounts necessary to cover undisputed claims or unresolved adjustments pursuant to this Section 7.3) allocated to the resolution of the matters described in
        -----------
this Section 7.3).  However, if such Required Remediation has not been completed
     -----------
by Sellers and so certified on or prior to the date which is 60 days following the Closing Date, Buyer shall be entitled to engage its own environmental engineering firm to complete such Required Remediation, and to use such portion of the Short-Term Holdback Amount as is necessary to pay the fees and costs of such firm, or other costs incurred, in completing such Required Remediation.

      7.4 Conduct of Business Pending the Closing.  Except as specifically
          ---------------------------------------
contemplated in this Agreement or as disclosed in any schedule hereto, from March 31, 1998 to the Closing Date, the business of the Company has been conducted only in, and the Company has taken no action except in, the ordinary course, on an arm's length basis, and in accordance with all applicable laws, rules, and regulations and past custom and practice; and the Company has maintained its Facilities in good operating condition, ordinary wear and tear excepted; and the Company has, directly or indirectly, and Sellers have not caused or permitted the Company to:

                (i) Cancel or terminate or permit to be canceled or terminated its current insurance (or reinsurance) policies or permit any of the coverage thereunder to lapse, unless simultaneous with such termination, cancellation, or lapse, replacement policies providing coverage equal to or greater than the coverage under the canceled, terminated, or lapsed policies are in full force and effect;

                (ii) Default under any contract, agreement, commitment, or undertaking;

                (iii) Violate or fail to comply with any laws applicable to it;

                (iv) Fail to maintain and repair its assets and properties in good standards of maintenance and as required in any Contracts pertaining thereto;

                (v) Enter into or modify any employment, severance, or similar agreements or arrangements with, or grant any bonuses, salary increases, or severance or termination pay to, any officers, directors, consultants or, except in the ordinary course of business consistent with historical practices, employees, or adopt or amend any bonus, profit sharing, compensation, stock option, pension, retirement, deferred compensation, employment, or other benefit plan, trust, fund, or group arrangement for the benefit or welfare of any officers, directors, or employees;

                 (vi) Directly or indirectly enter into or modify any contract, agreement, or understanding or enter into any transaction not in the ordinary course of business;

                 (vii) Cancel, without full payment, any note, loan, or other obligation owing to the Company, or waive or compromise any right or claim except the write-off of accounts receivable in the ordinary course of business for which reserves have been established and are reflected on the most recent Financial Statements;

                 (viii) Acquire (by merger, exchange, consolidation, acquisition of stock or assets, or otherwise) any corporation, partnership, joint venture, or other business organization or division or assets thereof;

                 (ix) Issue any shares of its capital stock, issue or create any warrants, obligations, subscriptions, options, convertible securities, or other commitments under which any additional shares of capital stock or other securities may be issued, or effect any transfer of outstanding shares of its capital stock, including shares of any class that might be directly or indirectly authorized, issued, or transferred from treasury, or otherwise permit the transfer of any outstanding shares of capital stock or declare any dividends or distributions whether in cash, stock or other property;

                 (x) Incur any indebtedness for borrowed money or issue any debt securities except the borrowing of working capital in the ordinary course of business and consistent with past practice;

                 (xi) Pay any obligation or liability, fixed or contingent, except in the ordinary course of business;

                 (xii) Enter into any transactions with any Sellers or any other Affiliate of the Company;

                 (xiii) Commit any act or permit the occurrence of any event or the existence of any condition of the type described in Section 4.7 hereof;
                                                        -----------

                 (xiv) Acquire any asset or assets with a cost of more than $7,500 individually or $30,000 in the aggregate, without the prior written or oral consent of Buyer which shall not be unreasonably withheld; or

                 (xv) Agree to do or otherwise permit to occur any of the actions described in the preceding clauses (i) through (xiv).

      7.5 Business Relationships.  The Company has exercised its best efforts to
          ----------------------
preserve intact its business organization and goodwill, keep available the services of its officers and employees as a group, and maintain satisfactory relationships with suppliers, distributors, customers, and others having business relationships with it.

      7.6 Public Announcements.  The parties hereto shall not issue any press
          --------------------
release or public announcement, including announcements by any party for general reception by or dissemination to employees, agents, or customers, with respect to this Agreement and the other transactions contemplated by this Agreement without the prior written consent of the other parties hereto (which consent shall not be withheld unreasonably); provided, however, that Buyer may make any
                                     ------------------
disclosure or announcement of information it is obligated to make pursuant to applicable law or regulation, including any applicable law or regulation of the New York Stock Exchange or any other national securities exchange or self regulatory organization, as applicable.

                                  ARTICLE VII
                       CONDITIONS TO SELLERS' OBLIGATIONS
                       ----------------------------------

     The obligations of Sellers to consummate the transactions provided for hereby are subject to the satisfaction, on or prior to the Closing Date, of each of the following conditions, any of which may be waived by Sellers:

      8.1 Representations, Warranties and Covenants.  All representations and
          -----------------------------------------
warranties of Buyer contained in this Agreement shall be true and correct in all respects at and as of the date of this Agreement and at and as of the Closing Date, except as and to the extent that the facts and conditions upon which such representations and warranties are based are expressly required or permitted to be changed by the terms hereof, and Buyer shall have performed and satisfied all agreements and covenants required hereby to be performed by it prior to or on the Closing Date.

      8.2 No Proceedings, Litigation or Laws.  No Action by any governmental
          ----------------------------------
authority or other person shall have been instituted or threatened which questions the validity or legality of the transactions contemplated hereby and which could reasonably be expected to materially damage Sellers if the transactions contemplated hereunder are consummated.

      8.3 Certificates. Buyer shall furnish Sellers with such certificates of
          ------------
Buyer to evidence compliance with the conditions set forth in this Article VIII
                                                                   ------------
as may be reasonably requested by Sellers.

      8.4 Ancillary Agreements.  Buyer, Sellers and the parties thereto shall
          --------------------
have executed the Ancillary Agreements to which it is a party.

      8.5 Buyer Corporate Governing Documents.  Buyer shall have delivered to
          -----------------------------------
Sellers a copy of its Articles of Incorporation certified by the Mississippi Secretary of State, a good standing certificate dated not more than ten days prior to Closing by the Mississippi Secretary of State, and a copy of the resolutions adopted by Buyer in connection with this Agreement, certified by its secretary or assistant secretary. Buyer shall also have delivered on behalf of its parent, Rental Service Corporation, a copy of its Certificate of Incorporation certified by the Delaware Secretary of State,, a good standing certificated dated not more than ten days prior to Closing by the Delaware Secretary of State, and a copy of the resolutions adopted by Rental Service Corporation in connection with certain matters in this Agreement, certified by its secretary or its assistant secretary.

                                   ARTICLE IX
                       CONDITIONS TO BUYER'S OBLIGATIONS
                       ---------------------------------

     The obligations of Buyer to consummate the transactions provided for hereby are subject, in the discretion of Buyer, to the satisfaction, on or prior to the Closing Date, of each of the following conditions, any of which may be waived by
Buyer:

      9.1 Representations, Warranties and Covenants.  All representations and
          -----------------------------------------
warranties of Sellers and the Company contained in this Agreement shall be true and correct in all respects at and as of the date of this Agreement and at and as of the Closing Date, except as and to the extent that the facts and conditions upon which such representations and warranties are based are expressly required or permitted to be changed by the terms hereof, and Sellers and the Company shall have performed and satisfied all agreements and covenants required hereby to be performed by them prior to or on the Closing Date.

      9.2 Consents.  All Permits, waivers or consents necessary to the
          --------
consummation of the transactions contemplated hereby and for the continued operation of the business after the Closing by Buyer shall have been obtained including, without limitation (a) all required third party consents and (b) all required approvals of Buyer's lenders, if applicable.

      9.3 No Proceedings or Litigation.  No Action by any governmental authority
          ----------------------------
or other person shall have been instituted or threatened which questions the validity or legality of the transactions contemplated hereby and which could reasonably be expected to damage Buyer if the transactions contemplated hereby are consummated, including without limitation any limitation or restriction on the right or ability of the Buyer to own or transfer the Shares or of the Company to own, possess or transfer its assets after the Closing. There shall not be any statute, rule or regulation that makes the purchase and sale of the Shares or the Company contemplated hereby illegal or otherwise prohibited.

      9.4 Opinion of Counsel.  The Company and Sellers shall have delivered to
          ------------------
Buyer an opinion of Behr, Mantovani, McCarter & Potter, P.C. counsel to the Company and the Sellers, dated as of the Closing Date, in form and substance reasonably satisfactory to Buyer.

          9.4.1   Other Opinions. Such other opinions as any financing source to
                  --------------
Buyer may reasonably request, and such persons shall be entitled to rely upon the opinions of Sellers' counsel hereunder.

      9.5 Certificates.  Sellers and the Company shall furnish Buyer with such
          ------------
certificates of Sellers, the officers of the Company and others to evidence compliance with the conditions set forth in this Article IX as may be reasonably
                                                 ----------
requested by Buyer.

      9.6 Ancillary Agreements.  The Company, Sellers, and the other parties
          --------------------
thereto, as appropriate, shall have entered into the Ancillary Agreements.

      9.7 Release of Encumbrances. The Company shall have filed or recorded
          -----------------------
(where necessary) and delivered to Buyer all documents necessary to release the Shares and assets of the Company from all Encumbrances (except for Encumbrances permitted under Section 4.9), which documents shall be in a form reasonably
                -----------
satisfactory to Buyer's counsel.

      9.8 No Material Changes.  There shall not have been any Material Adverse
          -------------------
Change in the Company from March 31, 1998 to the Closing Date.

      9.9 Governing Documents.  Buyer shall have received from the Company a
          -------------------
copy of its Articles of Incorporation certified by the Missouri Secretary of State, a good standing certificate dated not more than ten days prior to Closing by the Missouri Secretary of State, and a copy of the resolutions adopted by the Company approving this Agreement and the Ancillary Agreements to which it is a party, certified by its secretary. Buyer shall also have received from the Becker Partners a copy of its partnership agreement and a copy of the resolutions adopted by the Becker Partners approving this Agreement and the Ancillary Agreements to which it is a party.

      9.10 Completion of Environmental Remediation.  The Sellers or their agents
           ---------------------------------------
shall have completed any required remediation pursuant to Section 7.3 unless
                                                          -----------
such remediation efforts are deferred pursuant to Section 7.3.4 hereof.

      9.11 Financing.  Buyer shall have obtained all lender approvals and
           ---------
financing to pay the Purchase Price. Sellers, the Company and their counsel shall have provided such materials, opinions or certificates as necessary or appropriate to facilitate financing of the transaction contemplated hereby.

      9.12 Affiliate Transactions.  All agreements and arrangements, whether
           ----------------------
written or oral, by and between the Company and any of its Affiliates shall have been terminated (with the exception of certain real property leases) on terms and conditions reasonably acceptable to Buyer, and all amounts payable by or to either party by the other will have been paid and fully settled. All indebtedness owed to the Company by any Sellers, or Affiliates of the Company or Sellers, shall have been paid and satisfied in full.

      9.13 Resignations.  Except as provided in the Ancillary Agreements, the
           ------------
officers and directors of the Company (including its Subsidiaries) shall have resigned from such offices and released the Company from all obligations through Closing.

      9.14 Due Diligence Review.  Buyer and its Representatives shall have
           --------------------
conducted a due diligence review of the Company's books and records, Financial Statements, and other records and accounts, and in the sole discretion of Buyer, Buyer shall be satisfied with such review. Such review shall have no effect whatsoever on the liability of Sellers, the Company, or Buyer under this Agreement or otherwise for breach of any representations, warranties, or covenants of such parties.

      9.15 Termination.  Company shall have provided to Buyer evidence of
           -----------
termination of any of its benefit plans.

                                   ARTICLE X
                REPRESENTATIONS AND WARRANTIES; INDEMNIFICATION
                -----------------------------------------------

      10.1 Survival of Representations, Etc.  The representations, warranties,
           --------------------------------
covenants and agreements of Sellers, the Company, and Buyer contained herein and in the closing certificates and Ancillary Agreements shall survive the consummation of the transactions contemplated hereby and the Closing Date, without regard to any investigation made by any of the parties hereto; provided,
                                                                       --------
however, the representations and warranties of the Company shall terminate as of
-------
the Closing. All such representations and warranties and all Claims and causes of action with respect thereto (other than the provisions of Sections 4.5 and
                                                             ------------
5.2 (capitalization and title), 4.21 (taxes), 4.24 (environmental), and any
---                             ----          ----
Claims or causes of action based on intentional misrepresentation) shall terminate upon expiration of three years after the Closing Date. The representations and warranties in Sections 4.21, and 4.24 shall survive until
                                  -------------       ----
the expiration of the applicable statute of limitations (with extensions) with respect to the matters addressed in such section, and the representations and warranties in Section 4.5 and 5.2, shall survive indefinitely. There shall be
              -----------     ---
no limitation in respect of any Claim based upon fraud or intentional misrepresentation or omission. The termination of the representations and warranties provided herein shall not affect the rights of a party in respect of any Claim made by such party in a writing received by the other party prior to the expiration of the applicable survival period provided herein.

      10.2 Indemnification.
           ---------------

          10.2.1   By Sellers.  Sellers shall indemnify, defend, save and hold
                   ----------
harmless Buyer, its Affiliates and subsidiaries (including the Company from and after the Effective Date), and its and their respective Representatives, from and against any and all claims, damages, costs, losses (including without limitation diminution in value), Taxes, liabilities, judgments, penalties, fines, obligations, lawsuits, deficiencies, demands and expenses (whether or not arising out of third-party claims), including without limitation interest, penalties, costs of mitigation, clean-up or remedial action), lost profits and other losses resulting from any shutdown or curtailment of operations, damages to the environment, reasonable attorneys' fees, experts' fees and all amounts paid in investigation, defense, audit or settlement of any of the foregoing to the extent not covered by insurance (herein, "Damages"), incurred in connection with, arising out of, resulting from or incident to (i) any breach of any representation or warranty, or the inaccuracy of any representation or warranty, made by the Company or Sellers in or pursuant to this Agreement; (ii) any breach of any covenant or agreement made by the Company or Sellers in or pursuant to this Agreement; (iii) any Post Closing Environmental Liability; (iv) any liability arising from any other cause, including without limitation any liabilities arising (on a date of occurrence basis or otherwise) on or prior to the Effective Date relating to operation of the business of the Company or ownership or lease of its assets, including without limitation, with respect to environmental and tax matters which has not been adequately reserved for on the Effective Date Balance Sheet; or (v) any Claim or contingent liability disclosed in any schedule of the Company or Sellers to this Agreement. For purposes of this Section 10.2 "Post Closing Environmental Liability" shall mean any liability imposed on Buyer or the Company arising out of or related to events occurring on or after the Closing Date and prior to the completion of all Required Remediation in accordance with Section 7.3 hereof, and resulting from any Environmental Condition described in the Environmental Assessments, but excluding any liability to the extent such liability results from the negligent acts or willful misconduct of Buyer or its Representatives.

          10.2.2   By Buyer.  Buyer shall indemnify and save and hold harmless
                   --------
Sellers, their Affiliates (other than the Company) and their Representatives from and against any and all Damages incurred in connection with, arising out of, resulting from or incident to (i) any breach of any representation or warranty, or the inaccuracy of any representation or warranty, made by Buyer in or pursuant to this Agreement; (ii) any breach of any covenant or agreement made by Buyer in or pursuant to this Agreement; or (iii) any claims made against any Seller arising from events occurring subsequent to the Closing Date and not including claims which may arise against any Seller or Richard Becker in their capacity as an employee of Buyer after the Closing.

          10.2.3   Cooperation.  In connection with third party lawsuits or
                   -----------
actions, the indemnified party shall cooperate in all reasonable respects with the indemnifying party and such attorneys in the investigation, trial and defense of such lawsuit or action and any appeal arising therefrom; provided,
                                                                    --------
however, that the indemnified party may, at its own cost (except as provided in
-------
Section 10.2.5 hereof), participate in the investigation, trial and defense of
--------------
such lawsuit or action and any appeal arising therefrom. The parties shall cooperate with each other in any notifications to insurers.

          10.2.4   Defense of Claims. If a claim for Damages (a "Claim") is to
                   -----------------
be made by a party entitled to indemnification hereunder against the indemnifying party, the party claiming such indemnification shall give written notice (a "Claim Notice") to the indemnifying party as soon as practicable after the party entitled to indemnification becomes aware of any fact, condition or event which may give rise to Damages for which indemnification may be sought here under. The Claim Notice shall include the amounts the indemnified party believes in good faith are subject to indemnification and a brief basis of the claim with reasonable specificity of the facts and circumstances giving rise to such claim for indemnification. The indemnified party may revise its estimate of any claim by notice to the other party.

          10.2.5   Third Party Claims. If any Action is filed against any party
                   ------------------
entitled to the benefit of indemnity hereunder, written notice thereof shall be given to the indemnifying party as promptly as practicable (and in any event within fifteen (15) calendar days after the service of the citation or summons). The failure of any indemnified party to give timely notice hereunder shall not affect rights to indemnification hereunder, except as set forth in Section 10.1 to the extent that the indemnifying party demonstrates actual damage caused by such failure. After such notice, if the indemnifying party shall acknowledge in writing to the indemnified party that the indemnifying party shall be obligated under the terms of its indemnity hereunder in connection with such lawsuit or action, then the indemnifying party shall be entitled, if it so elects, (i) to take control of the defense and investigation of such lawsuit or action, (ii) to employ and engage attorneys of its own choice (which shall be reasonably acceptable to the indemnified party) to handle and defend the same, at the indemnifying party's cost, risk and expense unless the named parties to such Action or proceeding include both the indemnifying party and the indemnified party and the indemnified party has been advised in writing by counsel that there may be one or more legal defenses available to such indemnified party that are different from or additional to those available to the indemnifying party, in which case the indemnified party shall be able to retain its own counsel at the reasonable expense of the indemnifying party), and (iii) to compromise or settle such Claim, which compromise or settlement shall be made only with the written consent of the indemnified party, such consent not to be unreasonably withheld; provided, however, if the remediation or resolution of any such Claim will occur on or at any Facility or could adversely affect or interrupt the Buyer's ongoing business operations, then, notwithstanding the foregoing, the Buyer shall be entitled to control such remediation or resolution, including without limitation to take control of the defense and investigation of such lawsuit or action, to employ and engage attorneys of its own choice to handle and defend the same, at the indemnifying party's cost, risk and expense, and to compromise or settle such Claim, provided, however, Buyer shall consult with Sellers in connection with any defense or settlement. If the indemnifying party fails to assume the defense of such Claim within fifteen (15) calendar days after receipt of the Claim Notice, the indemnified party against which such Claim has been asserted will (upon delivering notice to such effect to the indemnifying party) have the right to undertake, at the indemnifying party's cost and expense, the defense, compromise or settlement of such Claim on behalf of and for the account and risk of the indemnifying party. In the event the indemnified party assumes the defense of the Claim, the indemnified party will keep the indemnifying party reasonably informed of the progress of any such defense, compromise or settlement. The indemnifying party shall be liable for any settlement of any action effected pursuant to and in accordance with this Section 10.2.5 and for
                                                        --------------
any final judgment (subject to any right of appeal), and the indemnifying party agrees to indemnify and hold harmless an indemnified party from and against any Damages by reason of such settlement or judgment.

          10.2.6   Buyer's Right of Offset.  In addition to any other report or
                   -----------------------
remedy available to Buyer, Buyer may withhold and set off any amount as to which Sellers are obligated to indemnify Buyer pursuant to this Article X against the
                                                          ---------
Escrow and the Short-Term Holdback Amount.

          10.2.7   Limits on Indemnity. Neither Buyer nor Sellers shall be
                   -------------------
liable to the other under this Article X for any Damages until the amount
                               ---------
otherwise due the party being indemnified exceeds $100,000 in the aggregate, in which case subject to the other limitations set forth in this Agreement such indemnifying party will be liable to the indemnified party for all such amounts, in excess of the first $100,000. Notwithstanding the preceding sentence, the foregoing limitation shall not apply with respect to (A) Claims arising out of a breach of a representation or warranty contained in Sections 4.5 and 5.2, and
                                                    ------------     ---
any Claims arising out of Section 4.24 related to tax or estate planning of
                          ------------
Richard Becker, Kathleen Becker or Becker Partners prior to Closing or (B) any Claims based on fraud or intentional misrepresentation or omission of any Sellers or the Company. There shall be an aggregate limitation on the liability of Sellers in the amount of $5,000,000.

          10.2.8   Indemnification Exclusive Remedy. Indemnification pursuant to
                   --------------------------------
the provisions of this Article X shall be the exclusive remedy of the parties
                       ---------
for any misrepresentation or breach of any warranty or covenant contained herein or in any closing document executed and delivered pursuant to the provisions hereof, provided, however, Buyer may seek injunctive relief for the breach of any noncompete confidentiality provisions set forth in any Ancillary Agreement. The only legal action which may be asserted by any party with respect to any matter which is the subject of this Article X shall be a contract action to enforce, or to recover damages for the breach of, this Article X. Without limiting the generality of the preceding sentence, no legal action sounding in tort or strict liability may be maintained by any party.

          10.2.9   Right to Cure.  Notwithstanding anything in this Agreement to
                   -------------
the contrary, if it is possible to cure a breach, Sellers shall have up to 15 days from the date a Claim Notice is sent by Buyer to cure such alleged breach, unless such period to cure would result in Buyer suffering additional financial loss.

      10.3 Sellers' Representative.
           -----------------------

          10.3.1   Appointment.  The Sellers irrevocably make, constitute and
                   -----------
appoint Richard Becker as their agent (the "Sellers Representative") and authorize and empower him to fulfill the role of Sellers Representative hereunder. In the event of the resignation, death or incapacity of a Sellers Representative, his successor shall be appointed within 21 days of his death or incapacity by mutual agreement of the remaining Sellers, and such successor either shall be a Sellers or a Representative of a Sellers or shall otherwise be reasonably acceptable to Buyer. If the Sellers fail to appoint a successor within such 21-day period, then Buyer shall have the right to appoint the successor from among the Sellers. The choice of a successor Sellers Representative appointed in any manner permitted above shall be final and binding upon all of the Sellers. The decisions and actions of any successor Sellers Representative shall be, for all purposes, those of a Sellers Representative as if originally named herein.

          10.3.2   Authority.  Each of the Sellers have made, constituted and
                   ---------
appointed and by the execution of this Agreement hereby irrevocably makes, constitutes and appoints the Sellers Representative as such person's true and lawful attorney in fact and agent, for such person and in such person's name,
(i) to receive all notices and communications directed to such Sellers under this Agreement or the Escrow Agreement and to take any action (or to determine to take no action) with respect thereto, as he may deem appropriate as effectively as such Sellers could act for himself or herself, including without limitation, the settlement or compromise of any dispute or controversy, and (ii) to execute and deliver all instruments and documents of every kind incident to the foregoing to all intents and purposes and with the same effect as such Sellers could do personally, and each such Sellers hereby ratifies and confirms as his or her own act, all that the Sellers Representative shall do or cause to be done pursuant to the provisions hereof.

          10.3.3   Death; Incapacity. The death or incapacity of any Sellers
                   -----------------
shall not terminate the authority and agency of the Sellers Representative.

                                   ARTICLE XI
                                 MISCELLANEOUS
                                 -------------

      11.1 Certain Tax Matters.
           -------------------

           11.1.1 The Sellers acknowledge and agree that in connection with the sale of the Shares, all tax attributes of the Company including but not limited to tax net operating losses, tax credits and other similar items generated through and subsequent to the Closing Date will remain as tax attributes of the Company. Accordingly, any refunds or benefits obtained from any Tax carryback or carryforward or other realization of such Tax attributes of Company or its successors shall remain as sole property of the Company.

           11.1.2 After the Closing, in the event that any tax audits arise which cover only tax years of the Company prior to the Effective Date, Sellers shall be responsible for the reasonable costs and expenses of all professional fees in connection with such audits. After the Closing, in the event any tax audits arise which cover only tax years of the Company after the Effective Date, Sellers shall have no responsibility for the costs and expenses of professional fees in connection with such audit. After the Closing, in the event any tax audits arise for tax years of the Company both prior to and following the Effective Date, Sellers shall be responsible for a portion of the reasonable costs and expenses of all professional fees in connection with such audits. Such portion will be based upon a fraction, the numerator of which is the additional taxes pa yable pursuant to such audits for years of the Company prior to the Effective Date and the denominator of which is the additional taxes payable pursuant to such audits for all years covered by such audits.

      11.2 Cooperation and Records Retention.  Sellers, the Company and Buyer
           ---------------------------------
shall (i) each provide the other with such assistance as may reasonably be requested by any of them in connection with the preparation of any return, audit, or other examination by any taxing authority or judicial or administrative proceedings relating to liability for Taxes, (ii) each retain and provide the other with any records or other information that may be relevant to such return, audit or examination, proceeding or determination, and (iii) each provide the other with any final determination of any such audit or examination, proceeding, or determination that affects any amount required to be shown on any tax return of the other for any period.

      11.3 Negotiations.  Without limiting any of Sellers' or Company's
           ------------
representations, warranties, or covenants herein, Buyer hereby acknowledges that as of the Closing, (i) Buyer has had an opportunity to examine the assets and liabilities of Company; (ii) Buyer has asked Sellers questions relating to the business of Company and Sellers have answered all such questions; (iii) Sellers have provided Buyer with the information Buyer has requested; and (iv) the terms agreed upon between the parties have been established through an arms-length negotiation.

      11.4 Assignment.  Neither this Agreement nor any of the rights or
           ----------
obligations hereunder may be assigned by any party without the prior written consent of the other parties; except that Parent or Buyer may, without such consent, assign all such rights to any lender as collateral security, and Buyer may assign all such rights and obligations to a wholly-owned subsidiary or subsidiaries of Parent or Buyer (or a partnership controlled by Parent or Buyer) which shall assume all obligations and liabilities of Buyer under this Agreement. Subject to the foregoing, this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns, and, except pursuant to Article X, no other person shall have
                                           ---------
any right, benefit or obligation under this Agreement as a third party beneficiary or otherwise.

      11.5 Notices.  All notices, requests, demands and other communications
           -------
which are required or may be given under this Agreement shall be in writing and shall be deemed to have been duly given when received if personally delivered; when transmitted if transmitted by telecopy, electronic or digital transmission method; the day after it is sent, if sent for next day delivery to a domestic address by recognized overnight delivery service (e.g., Federal Express); and upon receipt, if sent by certified or registered mail, return receipt requested. In each case notice shall be sent to:

If to Sellers, addressed to:

          Jerry O. Grayson
          2302 Peach Grove Drive
          O'Fallon, Missouri 63366

          Michael Mathon
          7203 Picasso Drive
          O'Fallon, Missouri 63366

          Becker Partners
          c/o Richard Becker
          765 St. Paul
          Ellisville, Missouri 63021

with a copy to:

          Mark Mantovani, Esq.
          Behr, Mantovani, McCarter & Potter, P.C.
          7777 Bonhomme, Suite 1810
          Clayton, MO  63104

If to Buyer, addressed to:

          Walker Jones Equipment, Inc.
          c/o Rental Service Corporation
          6929 East Greenway Parkway
          Scottsdale, Arizona 85254
          Attn:  Legal Department

with a copy to:

          Snell & Wilmer, L.L.P.
          One Arizona Center
          Phoenix, Arizona 85004
          Attn: Maria Nutile, Esq.

or to such other place and with such other copies as either party may designate as to itself by written notice to the others.

      11.6 Choice of Law. This Agreement shall be construed, interpreted and the rights of the parties determined in accordance with the laws of the State of Missouri (without reference to the choice of law provisions thereof), except with respect to matters of law concerning the internal affairs of any person (other than a natural person) which is a party to or the subject of this Agreement, and as to those matters the law of the jurisdiction under which the respective person derives its powers shall govern.

      11.7 Entire Agreement; Amendments and Waivers.  This Agreement, together
           ----------------------------------------
with all exhibits and schedules hereto and the Ancillary Agreements, constitutes the entire agreement among the parties pertaining to the subject matter hereof and supersedes all prior agreements, understandings, negotiations and discussions, whether oral or written, of the parties. This Agreement may not be amended except by an instrument in writing signed on behalf of each of the parties hereto. No amendment, supplement, modification or waiver of this Agreement shall be binding unless executed in writing by the party to be bound thereby. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provision hereof (whether or not similar), nor shall such waiver constitute a continuing waiver unless otherwise expressly provided.

      11.8 Multiple Counterparts.  This Agreement may be executed in one or more
           ---------------------
counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

      11.9 Expenses. Except as otherwise specified in this Agreement, each party
           --------
hereto shall pay its own legal, accounting, out-of-pocket and other expenses incident to this Agreement and to any action taken by such party in preparation for carrying this Agreement into effect.

      11.10 Invalidity.  In the event that any one or more of the provisions
            ----------
contained in this Agreement or in any other instrument referred to herein, shall, for any reason, be held to be invalid, illegal or unenforceable in any respect, then to the maximum extent permitted by law, such invalidity, illegality or unenforceability shall not affect any other provision of this Agreement or any other such instrument.

      11.11 Titles.  The titles, captions or headings of the Articles, Sections
            ------
and subsections herein are inserted for convenience of reference only and are not intended to be a part of or to affect the meaning or interpretation of this Agreement.

      11.12 Cumulative Remedies.  Subject to the provisions of Article X, all
            -------------------                                ---------
rights and remedies of either party hereto are cumulative of each other and of every other right or remedy such party may otherwise have at law or in equity, and the exercise of one or more rights or remedies shall not prejudice or impair the concurrent or subsequent exercise of other rights or remedies.

      11.13 Arbitration. Except as specifically provided herein, any controversy
            -----------
arising after the Closing out of or relating to this Agreement (excluding for purposes of this Section 11.13, the employment and non-competition agreements,
                 -------------
forms of which are attached as Exhibits hereto), or relating to the breach hereof, shall be settled by arbitration conducted in St. Louis, Missouri in accordance with the Commercial Arbitration Rules of the American Arbitration Association then in effect (except as otherwise expressly provided in this Agreement). The award rendered by the arbitrator(s) shall be final and judgment upon the award rendered by the arbitrator(s) may be entered upon it in any court having jurisdiction thereof. The arbitrator(s) shall possess the powers to issue mandatory orders and restraining orders in connection with such arbitration. The expenses of the arbitration shall be borne by the losing party unless otherwise allocated by the arbitrator(s). The agreement to arbitrate shall be specifically enforceable under the prevailing arbitration law. During the continuance of any arbitration proceedings, the parties shall continue to perform their respective obligations under this Agreement.

      11.14 Guarantor. Richard Becker hereby agrees to guarantee the payment and
            ---------
performance of the obligations of Becker Partners set forth in this Agreement.


                 [REMAINDER OF PAGE INTENTIONALLY LEFT BLANK.]

     IN WITNESS WHEREOF, the parties hereto have executed or caused this Agreement to be duly executed on their respective behalf, where appropriate by their respective officers or fiduciaries thereunto duly authorized, all as of the day and year first above written.

                                    WALKER JONES EQUIPMENT, INC.


                                    By: /s/ Douglas A. Waugaman
                                        ----------------------------------------
                                    Name: Douglas A. Waugaman
                                    Its: Assistant Secretary
                                                                       ("Buyer")

                                    M. J. STRUCKEL, INC.


                                    By: /s/ Richard C. Becker
                                        ----------------------------------------
                                    Name: Richard C. Becker
                                    Its: President
                                                                     ("Company")


                                    /s/ Michael A. Mathon
                                        ----------------------------------------
                                    Michael A. Mathon
                                                                      ("Seller")

                                    /s/ Jerry O. Grayson
                                        ----------------------------------------
                                    Jerry O. Grayson
                                                                      ("Seller")

                                    BECKER PARTNERS
                                    By its general partners

                                    Becker St. Paul Corporation

                                    By: /s/ Richard C. Becker
                                        ----------------------------------------
                                    Its: President
                                        ----------------------------------------


                                    /s/ Kathleen Becker
                                        ----------------------------------------
                                    Kathleen Becker
                                                                      ("Seller")

                                    BECKER ST. PAUL CORPORATION


                                    By: /s/ Richard C. Becker
                                        ----------------------------------------
                                    Its:  President
                                        ----------------------------------------
                                                                     ("Partner")


                                     /s/ Kathleen Becker
                                        ----------------------------------------
                                     Kathleen Becker
                                                                     ("Partner")


                                     /s/ Richard Becker
                                     ------------------
                                     Richard Becker
                                                                   ("Guarantor")